UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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PRINCIPAL FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2012

Dear Shareholder:

       You are cordially invited to attend the annual meeting of shareholders on Tuesday, May 22, 2012, at 9:00 a.m., Central Daylight Time, at 711 High Street, Des Moines, Iowa.

       The notice of annual meeting and proxy statement provide an outline of the business to be conducted at the meeting. I will also report on the progress of the Company during the past year and answer shareholder questions.

       We encourage you to read this proxy statement and vote your shares. You do not need to attend the annual meeting to vote. You may complete, date and sign a proxy or voting instruction card and return it in the envelope provided (if these materials were received by mail) or vote by using the telephone or the Internet. Thank you for acting promptly.

Distribution of annual meeting materials

       As we've done in the past, The Principal is taking advantage of the Securities and Exchange Commission's rule that allows companies to furnish proxy materials for the annual meeting via the Internet to registered shareholders.

Sincerely,

LARRY D. ZIMPLEMAN Chairman, President and Chief Executive Officer

PRINCIPAL FINANCIAL GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 22, 2012

        The annual meeting of shareholders of Principal Financial Group, Inc. (the "Company") will be held at 711 High Street, Des Moines, Iowa, on Tuesday, May 22, 2012, at 9:00 a.m., Central Daylight Time. Matters to be voted on are:

  1.
  Election of three Class II Directors;

  2.
  A proposal for the elimination of supermajority voting requirements;

  3.
  An advisory vote to approve executive compensation;

  4.
  Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2012; and

  5.
  Such other matters as may properly come before the meeting.

        These items are fully described in the proxy statement, which is part of this notice. The Company has not received notice of other matters that may be properly presented at the annual meeting.

        Shareholders of record at the close of business on March 26, 2012, are entitled to vote at the meeting. It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please vote in one of the following ways:

  •
  By telephone: call the toll-free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials;

  •
  Through the Internet: visit the website noted below and in the notice of Internet availability of proxy materials shareholders received by mail, or on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials; or

  •
  Complete, sign and promptly return a proxy or voting instruction card in the postage-paid envelope provided.

        Shareholders will need to register at the meeting and present photo identification to attend the meeting. If your shares are not registered in your name (for example, you hold the shares through an account with your stockbroker), you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Principal Financial Group, Inc. common stock on March 26, 2012. Please bring that documentation to the meeting to register.

By Order of the Board of Directors

JOYCE N. HOFFMAN Senior Vice President and Corporate Secretary
April 11, 2012

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 22, 2012. The 2011 Annual Report, 2012 Proxy Statement and other proxy materials are available at www.investorvote.com. Your vote is important! Please take a moment to vote by Internet, telephone or proxy card as explained in the How Do I Vote sections of this document.

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PROXY STATEMENT

PRINCIPAL FINANCIAL GROUP, INC.
711 HIGH STREET
DES MOINES, IOWA 50392-0100

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why didn't I receive a copy of the paper proxy materials?

        The Securities and Exchange Commission ("SEC") rules allow companies to deliver a notice of Internet availability of proxy materials to shareholders and provide Internet access to those proxy materials. Shareholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of Internet availability of proxy materials.

Why did I receive notice of and access to this proxy statement?

        The Board of Directors ("Board") of Principal Financial Group, Inc. ("Company") is soliciting proxies to be voted at the annual meeting of shareholders to be held on May 22, 2012, at 9:00 a.m., Central Daylight Time, at 711 High Street, Des Moines, Iowa, and at any adjournment or postponement of the meeting ("Annual Meeting"). When the Board asks for your proxy, it must send or provide you access to proxy materials that contain information required by law. These materials were first made available, sent or given to shareholders on April 11, 2012.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated three of the Company's officers to act as proxies for the 2012 Annual Meeting: Joyce N. Hoffman, Senior Vice President and Corporate Secretary; Terrance J. Lillis, Senior Vice President and Chief Financial Officer; and Karen E. Shaff, Executive Vice President and General Counsel.

What will the shareholders vote on at the Annual Meeting?

  •
  Election of three Directors for three year terms;

  •
  A proposal for the elimination of supermajority voting;

  •
  An advisory vote to approve executive compensation; and

  •
  Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?

        The Company does not expect any other items of business because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.

Who can vote at the Annual Meeting?

        Shareholders as of the close of business on March 26, 2012 ("Record Date") can vote at the Annual Meeting.

How many votes do I have?

        You will have one vote for every share of Company common stock ("Common Stock") you owned on the Record Date.

What constitutes a quorum?

        One-third of the outstanding shares of Common Stock as of the Record Date. On the Record Date, there were xxxxx shares of Common Stock outstanding. A quorum must be present, in person or by proxy, before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.

 How many votes are required for the approval of each item?

  •
  Each nominee for Director will be elected if there are more votes for the nominee than votes against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections.

  •
  The proposal to eliminate supermajority voting will be approved if at least three-fourths of the outstanding shares of Common Stock that are entitled to vote on the proposal are cast for the proposal.

  •
  The advisory vote to approve the Company's executive compensation will be approved if there are more votes for the proposal than against the proposal.

  •
  The appointment of the independent auditors will be ratified if there are more votes for the proposal than votes against the proposal.

  •
  Abstentions and broker non-votes will be treated as being present at the meeting for the purpose of determining a quorum but will not be counted as votes for the proposals.

What are Broker Non-votes?

        If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business, but not on non-routine items. Proxies that are returned by brokers because they did not receive directions on how to vote on non-routine items are called "broker non-votes."

How do I vote by proxy?

        Shareholders of record may vote by mail, by telephone or through the Internet. Shareholders may vote "for," "against" or "abstain" from voting for each of the Director nominees, the proposal on the elimination of supermajority voting, the advisory vote to approve executive compensation and the proposal to ratify the appointment of the independent auditors.

        By Mail.    Sign and date each proxy or voting instruction card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor, the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

        By Telephone.    Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. If you vote by telephone, do not return your proxy or voting instruction card. Telephone voting for proxy cards will be available until 1:00 a.m., Central Daylight Time, on May 22, 2012, and until 1:00 a.m., Central Daylight Time, on May 18, 2012, for voting instruction cards.

        Through the Internet.    You may vote on line at www.investorvote.com. Follow the instructions provided in the notice of Internet availability of proxy materials or on the proxy or voting instruction card. If you vote through the Internet, do not return your proxy or voting instruction card. Internet voting for proxy cards will be available until 1:00 a.m., Central Daylight Time, on May 22, 2012, and until 1:00 a.m., Central Daylight Time, on May 18, 2012, for voting instruction cards.

How do I vote shares that are held by my broker?

        If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone and through the Internet.

How do I vote in person?

        If you are going to attend the Annual Meeting, you may vote your shares in person. However, we encourage you to vote in advance of the meeting by mail, telephone or through the Internet even if you plan to attend the meeting.

 How do I vote my shares held in the Company's 401(k) plan?

        You can vote your shares held in the Company's 401(k) plan by telling the trustees of the plan how you want them to vote your shares. Follow the instructions on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. The trustees vote shares for which voting instructions are not received in their discretion.

How are shares held in the Demutualization separate account voted?

        The Company became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (the "Demutualization") and the initial public offering of shares of the Company's Common Stock was completed. The Company issued Common Stock to Principal Life Insurance Company ("Principal Life"), and Principal Life allocated this Common Stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life will vote these shares, the plans give Principal Life voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received instructions.

Who counts the votes?

        Votes will be counted by Computershare Trust Company, N.A.

What happens if I do not vote on an issue when returning my proxy?

        If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends: "For" the election of all Director nominees, "For" the proposal on the elimination of supermajority voting, "For" approval of the Company's executive compensation and "For" the ratification of Ernst & Young LLP as independent auditors.

How do I revoke my Proxy?

        If you hold your shares in street name, you must follow the instructions of your broker or bank to revoke your voting instructions. Otherwise, you can revoke your proxy or voting instructions by voting a new proxy or instruction card or by voting at the meeting.

What should I do if I want to attend the Annual Meeting?

        Please bring photo identification and, if your stock is held by a broker or bank, evidence of your ownership of Common Stock as of March 26, 2012. The notice of Internet availability of proxy materials you received in the mail, a letter from your broker or bank or a photocopy of a current account statement will be accepted as evidence of ownership.

How do I contact the Board?

        You may contact the Presiding Director of the Board through the Investor Relations section of the Company's website at www.principal.com, or by writing to:

  Presiding Director, c/o Joyce N. Hoffman, Senior Vice President and Corporate Secretary
  Principal Financial Group, Inc.
  Des Moines, Iowa 50392-0300

        All emails and letters received will be categorized and processed by the Corporate Secretary and then sent to the Company's Presiding Director.

How do I submit a shareholder proposal for the 2013 Annual Meeting?

        The Company's next annual meeting is scheduled for May 21, 2013. Proposals should be sent to the Corporate Secretary. Proposals to be considered for inclusion in next year's proxy statement must be received by December 12, 2012. In addition, the Company's By-Laws provide that any shareholder wishing to propose any other business at the annual meeting must give the Company written notice between January 22, 2013 and

February 25, 2013. That notice must provide other information as described in the Company's By-Laws, which are on the Company's website, www.principal.com.

What is "householding?"

        We send shareholders of record at the same address one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.

        If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy materials, please contact Computershare Trust Company, N.A. at 866-781-1368, or P.O. Box 43078, Providence, RI 02940-3078. You can also contact Computershare to receive individual copies of all documents.

Where can I receive more information about the Company?

        We file reports and other information with the SEC. This information is available on the Company's website at www.principal.com and at the Internet site maintained by the SEC at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The Board committee charters, the Company's corporate governance guidelines, and the Corporate Code of Ethics are also available on the Company's website, www. principal.com.

        The Board urges you to exercise your right to vote by using the Internet or telephone or by returning the proxy or voting instruction card.

PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board is divided into three classes with each class having a three year term. All of the nominees are currently Directors of the Company.

Nominees for Class II With Terms Expiring in 2015

Richard L. Keyser
Age: 69
 Director since: 2002
 Committees: Human Resources, Nominating & Governance
 Public Directorships/Past 5 Years Zebra Technologies Corporation (current), W. W. Grainger, Inc., Rohm and Haas Company

Mr. Keyser was Chairman Emeritus of W.W. Grainger, Inc., an international distributor of products used by businesses to maintain, repair and operate their facilities, from April 2009 — April 2010. He had been Chairman of the Board of Grainger since September 1997 and served as Grainger's Chief Executive Officer from March 1995 — May 2008. Previously he was President and Chief Executive Officer from March 1995 — September 1997, as well as President and Chief Operating Officer from March 1994 — March 1995.
Mr. Keyser was honored as the National Association of Corporate Directors 2010 Public Company Director of the Year.

 SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Grainger, which had sales of $6.4 billion in 2007, Mr. Keyser gained executive-level experience at Grainger in international operations, notably China and Mexico, operational excellence, customer service, integrated distribution networks, marketing to individuals, businesses and institutions, electronic commerce, executive compensation, strategic planning, and mergers and acquisitions.

He earned his bachelor's degree in nuclear science at the U.S. Naval Academy and a master's degree in business administration at Harvard University.

Luca Maestri
Age: 48
 Director since: February 1, 2012
 Committees: Audit, Finance
 Public Directorships/Past 5 Years None

Luca Maestri is chief financial officer and an executive vice president of Xerox Corporation, which provides document technology, services, software and supplies and business process and information technology outsourcing services.

Mr. Maestri joined Xerox as CFO in February 2011 after serving as chief financial officer of Nokia Siemens Networks since 2008. Prior to this role, he held senior executive finance positions with General Motors Corporation. A 20-year employee of GM, he served as CFO of GM Europe and GM Brazil, and was executive-in-charge of the Fiat Alliance for GM Europe in Switzerland. Earlier in his career, Mr. Maestri was CFO of GM Thailand, director of operations analysis for GM Asia Pacific, and CFO of GM Ireland.

The Nominating and Governance Committee used a search firm to recruit Mr. Maestri.

 SKILLS AND QUALIFICATIONS: Mr. Maestri has financial management experience, currently serving as the Chief Financial Officer of Xerox, which had $22 billion in revenues in 2011. He is responsible for all finance, treasury, investor relations, risk management, mergers and acquisitions, tax, and audit operations at Xerox. In addition to also serving as a chief financial officer at Nokia Siemens Networks and in various other financial management roles at General Motors, Mr. Maestri has extensive international and general management experience.

Mr. Maestri received a bachelor's degree in economics from Luiss University in Rome in 1988, and a master's degree in science of management from Boston University in 1991.

Elizabeth E. Tallett
Age: 62
Director since: 1992 (Principal Life), 2001 (the Company)
 Committees: Human Resources, Nominating and Governance, Executive
 Public Directorships/Past 5 Years Coventry Health, Inc. (current), IntegraMed America, Inc. (current), Meredith Corporation (current), Qiagen, Inc., (current), Immunicon, Inc., Varian, Inc., Varian SemiConductor Equipment Associates, Inc.

Ms. Tallett has been Presiding Director since 2007 and has also served as Alternate Presiding Director.

Ms. Tallett has been a Principal of Hunter Partners, LLC, a management company for early to mid-stage pharmaceutical, biotech and medical device companies, since July 2002. She has more than 30 years experience in the bio pharmaceutical and consumer industries.

 SKILLS AND QUALIFICATIONS: Ms. Tallett's senior management experience includes President and Chief Executive Officer of Transcell Technologies, Inc., President of Centocor Pharmaceuticals, member of the Parke-Davis Executive Committee, and Director of Worldwide Strategic Planning for Warner-Lambert. In addition to her leadership and financial management in pharmaceutical and biotechnology firms, she has executive-level experience in multinational companies, international operations, economics, strategic planning, marketing, product development, technology, executive compensation and mergers and acquisitions.

She received a bachelor's degree with honors in mathematics and economics from the University of Nottingham in England.

Continuing Class III Directors Whose Terms Expire in 2013

Michael T. Dan
Age: 61
 Director since: 2006
 Committees: Human Resources (Chair)
 Public Directorships/Past 5 Years The Brink's Company

Mr. Dan was Chairman, President and Chief Executive Officer of The Brink's Company, a global provider of secure transportation and cash management services, from 1999 - 2011. The Brink's Company has 70,000 employees worldwide and operations in over 100 countries, with $3.8 billion in revenue in 2011. Prior to joining Brinks, Mr. Dan served as president of Armored Vehicle Builder, Inc.

 SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Brink's, Mr. Dan has executive-level experience in international operations, risk management, strategic planning, brand management, executive compensation, customer service, marketing and mergers and acquisitions.

He studied business and accounting at Morton College in Cicero, Illinois, and completed the advanced management program at Harvard Business School.

C. Daniel Gelatt
Age: 64
 Director since: 1988 (Principal Life), 2001 (the Company)
 Committees: Audit, Strategic Issues (Chair)
 Public Directorships/Past 5 Years None

Dr. Gelatt has been President of NMT Corporation since 1987. NMT is an industry leader in mobile mapping and workforce automation software and has been providing graphic imaging services to clients worldwide for more than 40 years. He was an Assistant Professor from 1975-1979 in the Physics Department at Harvard University, where he earned his Ph.D., and was a research manager at the IBM T.J. Watson Research Center before joining the Gelatt companies in 1982.

 SKILLS AND QUALIFICATIONS: In addition to leading and having financial responsibility for NMT and other Gelatt privately-owned companies, he has an extensive background in software and non-linear optimization and executive-level experience in product development, marketing and strategic planning.

He earned his bachelor's and master's degrees at the University of Wisconsin and his MA and Ph.D. at Harvard University.

Sandra L. Helton
Age: 62
 Director since: 2001
 Committees: Audit (Chair), Finance
 Public Directorships/Past 5 Years Covance, Inc. (current), Lexmark International, Inc. (current), Telephone and Data Systems, Inc., U. S. Celluar Corporation

Ms. Helton was Executive Vice President and Chief Financial Officer — Telephone and Data Systems, Inc. ("TDS"), a diversified telecommunications organization that includes United States Cellular Corporation, from 1998 through 2006. As of December 31, 2006, TDS served 7 million customers/units in 36 states with annual revenues of $4.5 billion. In her role, Ms. Helton had responsibility for the Finance, Information Technology, Strategic Planning, Corporate Communications, and Corporate Secretary functions. Prior to joining TDS, Ms. Helton spent 26 years with Corning Incorporated, where she held engineering, strategy and finance positions, including Senior Vice President and Treasurer from 1991 — 1997. She also served as Vice President and Corporate Controller of Compaq Computer Corporation from 1997-1998.

 SKILLS AND QUALIFICATIONS: Ms. Helton has global executive-level experience in corporate strategy, finance, accounting and control, treasury, investments, information technology and other corporate administrative functions, as well as extensive corporate governance experience.

Ms. Helton graduated from the University of Kentucky in 1971 with a B.S. degree in mathematics, summa cum laude, and earned an S.M. degree from Massachusetts Institute of Technology's Sloan School in 1977 with double majors in Finance and Planning & Control.

Larry D. Zimpleman
Age: 60
 Director since: 2006
Committees: Executive (Chair)
 Public Directorships/Past 5 Years None

Mr. Zimpleman has been Chairman, President and Chief Executive Officer of the Company and Principal Life since May 2009, and was President and Chief Executive Officer of the Company and Principal Life from May 2008 — May 2009. He was President and Chief Operating Officer of the Company and Principal Life from June 2006 to May 2008 and President, Retirement and Investor Services of the Company and Principal Life from December 2003 to June 2006. He joined Principal Life in 1971 as an actuarial intern.

 SKILLS AND QUALIFICATIONS: In addition to leading the Company and Principal Life as Chief Executive Officer since 2008, Mr. Zimpleman is a member of the boards of directors of the American Council of Life Insurers and the Financial Services Roundtable and the board of trustees of Drake University. He chairs the Greater Des Moines Partnership and is Vice Chair of the Iowa Business Council. He formerly chaired the Principal Funds Board of Directors.

He earned a bachelor's degree and master's degree in business administration from Drake University in Des Moines, Iowa.

Continuing Class I Directors Whose Terms Expire in 2014

Betsy J. Bernard
Age: 56
 Director since: 1999 (Principal Life), 2001 (the Company)
Committees: Nominating and Governance (Chair), Human Resources Executive
 Public Directorships/Past 5 Years Telular Corporation (Chair) (current), Zimmer Holdings,  Inc. (current), BearingPoint, United Technologies Corporation, URS Corporation

Ms. Bernard was President of AT&T from October 2002 until December 2003 where she led more than 50,000 employees with AT&T Business, then a nearly $27 billion organization serving four million business customers. She was Chief Executive Officer of AT&T Consumer 2001-2002, which served about 40 million consumers and contributed $11.5 billion to AT&T's normalized revenue in 2002. She was head of the consumer and small-business division as Executive Vice President — National Mass Markets at Qwest Communications from 2000-2001, and responsible for all retail markets at U S West as Executive Vice President — Retail from 1998 — 2000.

 SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of AT&T, Ms. Bernard has executive-level experience in brand management, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, executive compensation, strategic planning, technology and mergers and acquisitions.

She earned her bachelor's degree from St. Lawrence University, a master's degree in business administration from Fairleigh Dickinson University, and an MA from Stanford University in the Sloan Fellow Program.

Jocelyn Carter-Miller
Age: 54
 Director since: 1999 (Principal Life), 2001 (the Company)
 Committees: Finance (Chair), Nominating and Governance
 Public Directorships/Past 5 Years Interpublic Group of Companies, Inc. (current), NetGear, Inc. (current)

Ms. Carter-Miller has been President of TechEd Ventures since 2005, a community empowerment firm that educates and inspires children, families and communities through the development and management of charter schools and community-based programs. She was Executive Vice President and Chief Marketing Officer of Office Depot, Inc. from February 2002 until March 2004, with responsibility for the company's marketing for its 846 superstores, contract, catalog and e-commerce businesses in the United States and Canada and operations in 15 other countries. Before joining Office Depot, she was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across its $30 billion revenue base and diverse businesses. She also had general management responsibility while at Motorola for network operations in Latin America, Europe, the Middle East and Africa. Prior to joining Motorola, she was Vice President, Marketing and Product Development at Mattel, Inc.

 SKILLS AND QUALIFICATIONS: In addition to her marketing leadership background, Ms. Carter-Miller has executive-level experience in brand management, advertising, sales, multinational companies, international operations, mergers and acquisitions, product development, project management, strategic planning, technology and leadership development and training. She is also a certified public accountant.

She earned her B.S. in Accounting at the University of Illinois and an MBA in Finance and Marketing at the University of Chicago.

Gary E. Costley
Age: 68
 Director since: 2002
 Committees: Audit, Finance, Strategic Issues
 Public Directorships/Past 5 Years Covance, Inc. (current), Prestige Brand Holdings, Inc. (current), Tiffany & Co. (current), Accelrys, Inc., Pharmacopeia Drug Discovery, Inc.

Dr. Costley was Chairman and Chief Executive Officer of International Multifoods Corporation, a manufacturer and marketer of branded consumer food and food service products, from November 1997 until June 2004. Following his retirement from International Multifoods which had just under $1 billion in sales in 2003, he was a co-founder and managing director of C & G Capital Management which provided capital and management to health, medical and nutritional products and services companies until May 2009. He was Dean of the Babcock Graduate School of Management at Wake Forest University in Winston-Salem, North Carolina, from 1995-1997 and taught business ethics during his tenure as a professor of management. Dr. Costley also had 24 years with Kellogg Company from 1970-1994 where he most recently was President of Kellogg North America.

 SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of International Multifoods and Kellogg North America, Dr. Costley has executive-level experience in brand management, marketing, sales, distribution, international operations, public affairs, corporate development, strategic planning, technology, quality management, executive compensation and mergers and acquisitions, and has taught business ethics.

He attended Oregon State University where he earned his bachelor's and master's degrees and a Ph.D.

Dennis H. Ferro
Age: 66
 Director since: 2010
 Committees: Audit, Finance, Strategic Issues
 Public Directorships/Past 5 Years NYMAGIC, Inc.

Mr. Ferro served as President and Chief Executive Officer of Evergreen Investment Management Company, an asset management firm, from 2003 to 2008. Evergreen had assets under management of $175 billion on December 31, 2008, served more than four million individual and institutional investors through management of a broad range of investment products including institutional portfolios, mutual funds, variable annuities and other investments, and was led by 300 investment professionals. Mr. Ferro was the Chief Investment Officer of Evergreen from 1999 to 2003. From 1994-1999, he was Executive Vice President of Zurich Investment Management Ltd. and Head of International Equity Investments, and from 1991-1994 was Senior Managing Director of CIGNA International Investments. Prior to 1991, he held positions with Bankers Trust Company in Japan, as President and Managing Director, and in Florida and New York. Mr. Ferro is a member of the Investment Committee of the American Bankers Association.

 SKILLS AND QUALIFICATIONS: In addition to leading and being responsible for financial management of Evergreen Investment Management Company, Mr. Ferro has executive-level experience in asset management, investment portfolio management, financial services, international operations, product development, marketing and distribution, strategic planning, executive compensation, risk management and mergers and acquisitions.

He earned a bachelor's degree from Villanova University and an MBA in finance from St. John's University. Mr. Ferro is a Chartered Financial Analyst ("CFA").

        The Board of Directors recommends that shareholders vote "For" all the nominees for election at the Annual Meeting.

Arjun K. Mathrani has decided not to seek reelection to the Board.

PROPOSAL TWO — ELIMINATION OF SUPERMAJORITY VOTING

        The governing document that describes how the Company is organized under Delaware law is its Certificate of Incorporation. The Certificate of Incorporation provides in Articles V and IX that certain of its provisions cannot be changed without approval of at least three-fourths (3/4) of the voting power of the outstanding stock of the Company (a "supermajority").

        The Company adopted these supermajority voting provisions as part of our Demutualization and initial public offering in 2001 to facilitate stability in corporate governance, which allows the Company to pursue its strategy and the Board to focus on long-term growth for the benefit of all shareholders. The Board recognized the potential benefits to the Company and its shareholders in using supermajority voting requirements to provide protection against self-interested action by one or a few large shareholders. The provisions ensure that significant shareholder approval beyond a simple majority is required for changes to a few fundamental corporate governance provisions. In addition, supermajority voting provisions encourage any persons seeking control of a company to negotiate with its board. The provisions have the effect of giving the board greater leverage when negotiating with a potential acquirer who may have a short-term focus and affording the board time to consider alternatives that might provide greater value for all shareholders.

        Although these measures can be beneficial, the Board recognizes that some view these provisions as limiting a board's accountability to shareholders. Moreover, shareholders want the ability to effectively participate in corporate governance and supermajority voting requirements are a limitation on the ability of a majority of the shares to take certain corporate actions. The Nominating and Governance Committee and the Board regularly look at the Company's corporate governance practices for continued effectiveness in the current environment. The Committee and the Board undertook a careful review of the supermajority voting provisions and recognized that there are both advantages and disadvantages to the requirements, that governance trends indicate companies are moving away from supermajority voting requirements and that the Principal Financial Group is committed to good corporate governance. Thus, the Board determined to recommend to the shareholders that this proposal on elimination of supermajority voting requirements be approved and adopted.

        The proposed amendment to Article V removes the supermajority vote requirement for shareholders to adopt, amend or repeal any provision of the Company's By-Laws and provides that the applicable voting standard will be a majority of shares outstanding and entitled to vote.

        The proposed amendment to Article IX removes the supermajority vote requirement for changes to the following provisions, and provides that the applicable voting standard will be a majority of shares outstanding and entitled to vote:

  •
  Classified Board structure;

  •
  Director discretion to consider all relevant factors in determining what is in the best interests of the corporation;

  •
  Shareholder removal of Directors only for cause;

  •
  Elimination of Director liability to the fullest extent provided by law;

  •
  Shareholder actions may be taken only at a regular or special meeting; and

  •
  Supermajority voting provisions.

        The Board of Directors recommends the amendments to the Company's Certificate of Incorporation set forth in Appendix A to eliminate the supermajority voting requirements and replace them with provisions requiring the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Company entitled to vote on these actions. Delaware law provides that the shareholders must approve this recommendation of the Board of Directors to amend the Certificate of Incorporation before the amendments and these changes can be effective. The Certificate of Incorporation requires that three-fourths of the outstanding shares entitled to vote on this proposal must approve the proposal for it to be adopted. If approved by the shareholders, the amendments to the Certificate of Incorporation will be effective upon filing with the Delaware Secretary of State and the Board of Directors will make conforming changes to the Company's By-Laws to eliminate the supermajority voting requirements in that document.

        RESOLVED, that the Company's Certificate of Incorporation be amended as set forth in Appendix A.

The Board of Directors recommends that shareholders vote "For" this resolution.

CORPORATE GOVERNANCE

        The Principal Financial Group is a leading global financial company offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement solutions, insurance, wellness programs and investment and banking products. The businesses of the Company are managed under the direction of the Board. The Board selects and oversees management, provides advice and counsel to the Chief Executive Officer ("CEO"), reviews and discusses the strategic direction of the Company, oversees risk and monitors the Company's performance against goals the Board and management establish.

Board Leadership Structure

        The Board currently has a combined position of Chairman of the Board and CEO, Larry D. Zimpleman, and a Presiding Director, Elizabeth E. Tallett. Betsy J. Bernard is the Alternate Presiding Director. The Presiding Director is selected by the other independent Directors, and the position does not automatically rotate. The Nominating and Governance Committee reviews the assignments as Presiding Director and Alternate Presiding Director annually. The Board regularly reviews its leadership model and is flexible about whether the positions of CEO and Chairman should be separate or combined. The decision is based on the tenure and experience of the CEO and the broader economic and operating environment of the Company. In the Company's experience, this is preferable to an approach that either requires or disallows a combined Chairman/CEO.

        The Presiding Director and the Chairman jointly make the decisions on the Board's agenda for each regular quarterly meeting, and the Presiding Director sends a draft agenda to all Directors for their input. The Presiding Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Presiding Director:

  •
  Presides when the Chairman is not present and during executive sessions of independent Directors ("Executive Sessions"). Executive Sessions generally occur at the start and end of each regular Board meeting, and were held in conjunction with each regularly scheduled Board meeting during 2011.

  •
  Plans and leads the Executive Sessions and provides feedback to the CEO based on these discussions.

  •
  Leads the Board's annual self evaluation of its performance.

  •
  Calls special Board meetings if the Chairman and CEO is unable to act for any reason.

Role of the Board of Directors in Risk Oversight

        The Board believes that risk oversight is a responsibility of the full Board. The Board weighs risk versus return in the context of the organization's key risks and risk philosophy when approving corporate strategy and major business decisions, setting executive compensation and monitoring the Company's progress. Like all financial services companies, we are exposed to financial, accounting, operational and other business and industry risks. The Board uses its committees for some of its risk oversight responsibilities and the committees report to the Board on these issues:

        The Audit Committee:

  •
  Provides oversight of risks related to financial controls and legal, regulatory and compliance matters, and

  •
  Reviews the Company's policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

        The Chief Risk Officer attends Audit Committee meetings and regularly meets in executive session with the Audit Committee along with selected other members of management and without other members of management present at least once per year.

        The Finance Committee:

  •
  Assists the Board in its oversight of liquidity, credit, market, tax planning and insurance risk;

  •
  Reviews and provides guidance to the Board on the organization's capital adequacy based on the organization's risk exposures; and

  •
  Assists the Board with financial, investment and capital management policies.

        The Human Resources Committee reviews all incentive compensation arrangements to confirm that they do not encourage inappropriate risk-taking and are appropriately designed to limit or mitigate risk.

        In selecting candidates for the Board, the Nominating and Governance Committee takes into account the need for the Board to have the collective skills and experience necessary to monitor the risks facing the Company.

        Risk management has long been an essential component of the Company's culture and operations. The Company has had a Chief Risk Officer since 2005, who:

  •
  Oversees and coordinates business and service unit risk identification and mitigation efforts; and

  •
  Works with other members of management (including the CEO, Chief Financial Officer ("CFO"), Chief Investment Officer, Chief Information Officer, General Counsel, Controller, Chief Compliance Officer, internal auditor, and business unit Presidents) to identify, assess and manage financial, operational and other risks through an Enterprise Risk Management ("ERM") program.

        These members of management make periodic reports to and have discussions with the Board and its committees on the ERM program, and how strategy and operational initiatives integrate with the Company's risk objectives. These reports and discussions provide the Board with a greater understanding of the material risks the organization faces, whether management is responding appropriately, how certain risks relate to other risks, and the level of risk in actions presented for Board approval.

        The Company has insurance and risk-related businesses supported by investment portfolios of diverse assets, so capital adequacy is an important focus of ERM. At each regular Board meeting, management reports on sources and uses of capital, satisfaction of regulatory and rating agency capital requirements, excess capital position, capital management and liquidity.

        The Chief Investment Officer reports quarterly to the Board on management's efforts to position the Company's investment policy to appropriately reflect risk, including credit risk, and reward in the investment portfolio.

        The Chief Risk Officer reports quarterly to the Board on a current risk management topic of interest and reports annually on the Company's ERM program. The annual presentation includes topics such as:

  •
  Risk management philosophy;

  •
  Risk identification;

  •
  Appetite for risk and maximum risk tolerance;

  •
  Risk assessment and mitigation throughout the year;

  •
  An inventory of the Company's risks related to credit, market, product/pricing and business/operation and where in the Company these risks are managed;

  •
  Risk modeling and capital adequacy analysis using various metrics;

  •
  Relative impact on the organization of various financial risks;

  •
  External perspectives on the organization's risk management; and

  •
  Risk management priorities and initiatives for improving the ERM program.

Majority Voting

        Directors are elected by the majority of votes cast in uncontested Director elections. If an incumbent Director is not elected, and no successor is elected, the Board of Directors will decide whether to accept the resignation tendered by that incumbent Director. The Board's decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.

Director Independence

        The Board determines at least annually whether each Director is independent, using its independence standards in these determinations. These independence standards include the New York Stock Exchange requirements for independence and are on the Company's website, www.principal.com. The Board considers all commercial, banking, consulting, legal, accounting, charitable, family and other relationships (as a partner, shareholder or officer of an organization) a Director may have with the Company and its subsidiaries. The Board most recently made these determinations for each Director in February 2012, based on:

  •
  A review of relationships and transactions between Directors, their immediate family members or other organizations and the Company, its subsidiaries or executive officers;

  •
  Questionnaires completed by each current Director regarding any relationships or transactions that could affect the Director's independence;

  •
  The Company's review of its purchasing, investment, charitable giving and customer records; and

  •
  Recommendations of the Nominating and Governance Committee.

        The Board determined that the following Directors are independent: Ms. Bernard, Ms. Carter-Miller, Dr. Costley, Mr. Dan, Mr. Ferro, Dr. Gelatt, Ms. Helton, Mr. Keyser, Mr. Maestri, Mr. Mathrani and Ms. Tallett. The Board also determined that all current members (and Directors who were members in 2011) of the Audit, Human Resources and Nominating and Governance Committees are independent.

        Dr. Costley and Mr. Mathrani have no relationships or transactions with the Company. In 2010, the Company used a law firm where Dr. Costley's son-in-law is a partner as one of the Company's many legal services providers. Another lawyer in a different office of the firm provided services to Principal Life on three local insurance claim and pension plan legal matters. The Company no longer uses the law firm.

        In applying the Board's independence standards, the Nominating and Governance Committee and the Board considered the following relationships and transactions to be categorically immaterial to the determination of a Director's independence due to the nature of the transaction and the amount involved (in each of the transactions described below, the annual payments made or received by the Company did not exceed the greater of $1 million or 2 percent of the recipient's gross revenues):

  •
  Ms. Bernard, Ms. Carter-Miller, Dr. Gelatt, Ms. Helton, Mr. Keyser and Ms. Tallett are customers of the Company's subsidiaries. Directors who were in office before the Demutualization were required to personally own an insurance policy or annuity contract issued by Principal Life. All insurance policies, annuity contracts, agreements for trust services and bank accounts held by Directors are on the same terms and conditions offered to the public.

  •
  Brink's Company (Mr. Dan retired as Brink's CEO in 2011) provided armored car transportation services to Principal Life in ordinary commercial transactions. The Gelatt family companies (of which Dr. Gelatt is the CEO) own insurance products issued by Principal Life. The Company purchases or leases document equipment, supplies and software from Xerox Corporation (of which Mr. Maestri is an executive officer) in ordinary commercial transactions.

  •
  Mr. Ferro and Ms. Tallett are directors of for-profit entities with which the Company's subsidiaries conducted ordinary commercial transactions.

Certain Relationships and Related Transactions

        Nippon Life Insurance Company ("Nippon Life"), which held approximately 6% of the Company's Common Stock at the end of 2011, is the parent company of Nippon Life Insurance Company of America ("NLICA"). Nippon Life, NLICA and Principal Life have had an ongoing business relationship for more than 20 years. Principal Life assisted Nippon Life in the start up activities of NLICA, which began business in 1991. Nippon Life and NLICA purchase retirement and financial services offered by Principal Life and it subsidiaries. NLICA paid Principal Life approximately $10 million for third party administration services related to its group welfare benefit plans and approximately $8,000 for wellness services during 2011. Nippon Life and NLICA also paid Principal Global Investors, LLC and its subsidiaries approximately $970,000 for investment services in 2011, and paid Principal Life approximately $184,000 for service related to its retirement plans in 2011. The Company owns approximately three percent of the common stock of NLICA.

        The Nominating and Governance Committee or Chair of the Committee must approve or ratify all transactions with Related Parties that are not pre-approved under the Company's Related Party Transaction Policy. At each quarterly meeting, the Committee reviews a report of any non-material transactions with Directors or the firms of which they are an executive officer or director, and any other Related Party transactions, including those involving executive officers and shareholders who own more than five percent of the Company's Common Stock. The Committee ratifies these transactions if it determines they are appropriate. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company's Related Party Transaction Policy may be found at www.principal.com.

Board Meetings

        The Board held 11 meetings in 2011, five of which were two day, in person meetings. Each of the Directors then in office attended more than 75 percent in the aggregate of the meetings of the Board and the committees of which the Director was a member. All of the Directors then in office attended the 2011 Annual Meeting. The Company sets the date and place of Annual Meetings to coincide with a regular Board meeting so that all Directors can attend.

Corporate Code of Ethics

        Each Director and officer of the Company has certified compliance with the Corporate Code of Ethics.

Board Committees

        Only independent Directors may serve on the Audit, Human Resources and Nominating and Governance Committees. Committee members and Committee chairs are recommended to the Board by the Nominating and Governance Committee. The Committees review their charters and evaluate their performance annually. Committee charters are available on the Company's website, www.principal.com.

Committee Membership

Director	Board Leadership	Audit	Human Resources	Nominating and Governance	Executive	Strategic Issues(1)	Finance
Betsy J. Bernard	Alternate Presiding Director		Member	Chair	Member
Jocelyn Carter-Miller				Member			Chair(2) Member
Gary E. Costley		Member				Member	Member(4)
Michael T. Dan			Chair
Dennis H. Ferro		Member(5)				Member	Member
C. Daniel Gelatt		Member				Chair
Sandra L. Helton		Chair(3) Member					Chair(2) Member
Richard L. Keyser			Member	Member
Luca Maestri(6)		Member					Member
Arjun K. Mathrani		Chair(3) Member			Member		Member
Elizabeth E. Tallett	Presiding Director		Member	Member	Member
Larry D. Zimpleman	Chairman				Chair
Number of meetings in 2011	11 Board meetings(7)	9	5	4	0	5	11

(1)
The primary responsibility of the Strategic Issues Committee is planning the Board of Directors' annual strategic retreat.

(2)
Ms. Helton was Chair of the Finance Committee until August 15, 2011, when Ms. Carter-Miller became Chair.

(3)
Mr. Mathrani was Chair of the Audit Committee until August 15, 2011, when Ms. Helton became Chair.

(4)
Dr. Costley became a member of the Finance Committee on November 29, 2011.

(5)
Mr. Ferro became a member of the Audit Committee on September 21, 2011.

(6)
Mr. Maestri became a member of the Audit and Finance Committees on February 1, 2012.

(7)
Five of these meetings were two day meetings.

 Audit Committee

        The Audit Committee is responsible for:

  •
  Appointing, terminating, compensating and overseeing the Company's independent auditor;

  •
  Reviewing and reporting to the Board on the independent auditor's activities;

  •
  Approving all audit engagement fees and pre-approving compensation of the independent auditor for non-audit engagements, consistent with the Company's Auditor Independence Policy;

  •
  Reviewing audit plans and results;

  •
  Reviewing and reporting to the Board on accounting policies and legal and regulatory compliance; and

  •
  Reviewing the Company's policies on risk assessment and management.

        The Committee meets at least quarterly with financial management, the internal auditor, the independent auditor, the CFO, the Chief Risk Officer and the General Counsel.

        The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Helton is a "financial expert" as defined by the Sarbanes-Oxley Act.

Audit Committee Report

        The Audit Committee oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Committee reviewed with management the audited financial statements for the fiscal year ended December 31, 2011, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Committee discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards ("SAS") 114, The Auditor's Communication with those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. SAS 114 requires the independent auditor to communicate (i) the auditor's responsibility under standards of the PCAOB; (ii) an overview of the planned scope and timing of the audit; and (iii) significant findings from the audit, including the qualitative aspects of the entity's significant accounting practices; significant difficulties, if any, encountered in performing the audit; uncorrected misstatements identified during the audit, other than those the auditor believes are trivial, if any; any disagreements with management; and any other issues arising from the audit that are significant or relevant to those charged with governance.

        The Committee received from Ernst & Young LLP the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Committee concerning independence. The Committee has discussed with Ernst & Young LLP its independence and Ernst & Young LLP has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

        The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC. The Committee has also approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2012.

        The Committee does not have the responsibility to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of the Company's independent auditor and management. In giving our recommendation to the Board, the Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditor with respect to such financial statements.

                        Sandra L. Helton, Chair
                        Gary E. Costley
                        Dennis H. Ferro
                        C. Daniel Gelatt
                        Luca Maestri
                        Arjun K. Mathrani

Nominating and Governance Committee

        The Nominating and Governance Committee recommends to the Board:

  •
  Director candidates;

  •
  Committee assignments; and

  •
  Service as Presiding Director and Alternate Presiding Director.

        The Committee also reviews and reports to the Board on:

  •
  Director independence;

  •
  Performance of individual Directors;

  •
  Process for the annual self-evaluations of the Board and its committees;

  •
  Content of the Company's Corporate Code of Ethics;

  •
  Director compensation; and

  •
  Company Corporate Governance Guidelines.

Director Qualifications, Process for Identifying and Evaluating Director Candidates and Diversity of the Board

        The Committee regularly assesses the appropriate mix of skills and characteristics of Directors in light of the current make up of the Board and the Company's needs. The Committee periodically uses an outside consultant to help the Committee evaluate the expertise, backgrounds and competencies of the Directors in view of the current strategic initiatives and risk factors of the Company. The results of these assessments provide direction in searches for Board candidates.

        Individual performance reviews are conducted for Directors who are eligible for re-nomination at the next Annual Meeting. These reviews assess Directors' contributions, present occupation and other commitments. The Committee has used an outside consulting firm for these Director evaluations.

        In Director and candidate evaluations, the Committee assesses personal and professional ethics, integrity, values, expertise and ability to contribute to the Board. The Board values experience as a current or former CEO or other senior executive in financial services, in international business and with financial management or accounting responsibilities. The following competencies are also sought: strategic orientation, results-orientation and comprehensive decision-making. Directors' terms must end prior to the annual meeting following their 72nd birthday.

        All Board members have:

  •
  Backgrounds and experiences which support the Company's core value of integrity;

  •
  Training or experience which is useful to the Company in light of its strategy, initiatives and risk factors; and

  •
  A demonstrated willingness to prepare for, attend and participate effectively in Board and Committee meetings.

        Several Directors have led businesses or major business divisions as CEO or President (Ms. Bernard, Dr. Costley, Mr. Dan, Mr. Ferro, Dr. Gelatt, Mr. Keyser and Ms. Tallett). The following chart shows areas central to the Company's strategy, initiatives and operations for which Directors have specific training and executive level experience that assists them in their responsibilities.

	Accounting and Finance	Asset Mgmt/ Inv Mgmt/ Banking	Consumer (Retail)	Executive Comp	Financial Services	Intern'l	Marketing	M & A	Product Development	Risk Mgmt	Strategic Planning	Technology
Bernard			X	X			X	X	X		X	X
Carter-Miller	X		X			X	X	X	X		X	X
Costley			X	X		X	X	X	X		X	X
Dan			X	X		X	X	X	X	X	X
Ferro		X	X	X	X	X	X	X	X	X	X
Gelatt							X		X		X	X
Helton	X	X				X					X	X
Keyser			X	X		X	X	X	X		X	X
Maestri	X		X			X		X		X
Mathrani	X	X			X	X				X
Tallett				X		X	X	X	X		X	X

        Diversity of the Board is a valued objective. The Nominating and Governance Committee reviews the Board's needs and diversity in terms of race, gender and national origin, backgrounds, experiences and areas of expertise. The Board recognizes that diversity is an important factor in Board effectiveness, which is apparent by the Board's selection of Directors. The Board does not have a formal diversity policy. The Company's culture and commitment to diversity has been recognized by organizations such as Catalyst, the National Association of Female Executives and LATINA Style magazine. The Board's effectiveness benefits from Directors who have the skills, backgrounds and qualifications needed by the Board and who also increase the Board's diversity.

        The Committee will consider shareholder recommendations for Director candidates sent to the Nominating and Governance Committee, c/o the Corporate Secretary. Director candidates nominated by shareholders are evaluated in the same manner as Director candidates identified by the Committee and search firms it retains.

Finance Committee

        The Finance Committee's primary purpose is to assist the Board with the organization's financial, investment and capital management policies. The Finance Committee is responsible for:

  •
  Reviewing the organization's capital structure and capital plan;

  •
  Reviewing and providing guidance to the Board on significant financial transactions; financial policies; credit ratings; matters of corporate finance including issuance of debt and equity; shareholder dividends; and proposed mergers, acquisitions and divestitures;

  •
  Reviewing and providing guidance to the Human Resources Committee and the Board on financial goals for the upcoming year;

  •
  Overseeing the organization's investment policies, strategies and programs, and reviewing the policies and procedures governing the use of financial instruments including derivatives; and

  •
  Assisting the Board in overseeing and reviewing information regarding the organization's enterprise risk management, including the significant policies, procedures and practices used to manage liquidity risk, credit risk, market risk, operational risk and insurance risk.

Human Resources Committee

        The Human Resources Committee is responsible for:

  •
  Evaluating the performance of the CEO and determining his compensation in light of the goals and objectives approved by the Committee;

  •
  Reviewing and approving compensation for all other officers of the Company and Principal Life at the level of Senior Vice President and above. These officers are referred to as "Executives" throughout the remainder of this document;

  •
  Reviewing and approving any employment, severance or change of control agreements and perquisites for Executives;

  •
  Overseeing Executive development and succession planning;

  •
  Acting on management's recommendations for salary and employee compensation policies for all other employees;

  •
  Administering the Company's Annual Incentive Plan, Incentive Pay Plan ("PrinPay Plan"), Stock Incentive Plan, and any other compensation plans that provide compensation to Executives;

  •
  Acting on management's recommendations that require Director action for broad based employee pension and welfare benefit plans; and

  •
  Reviewing the Company's compensation programs to confirm that these programs encourage management to take appropriate risks, and to discourage inappropriate risk and behaviors that are inconsistent with the Company's business plan, policies and risk tolerance.

Executive Committee

        The Executive Committee generally acts only on matters delegated to it by the Board, and any actions must be approved by its independent members. The Executive Committee has all of the authority of the Board between Board meetings, unless the Board has directed otherwise or for matters set forth by law and in the Company's By-Laws. The Committee did not meet in 2011.

DIRECTORS' COMPENSATION

        Directors serve on the Boards of the Company, Principal Life and Principal Financial Services, Inc. Directors who are also employees do not receive any compensation for their service as Directors. The Company provides competitive compensation to attract and retain high-quality Directors. A substantial proportion of Director compensation is provided in the form of equity to help align Directors' interests with the interests of shareholders.

        The Director compensation program is reviewed annually. The Nominating and Governance Committee uses its independent compensation consultant, Fredrick W. Cook & Co., Inc. ("Cook") to conduct a comprehensive review and assessment of Director compensation. Cook reviewed Director compensation in November of 2011. As a result of that review, the Committee recommended to the Board, and the Board approved, changes to Director compensation which are intended to bring Director compensation in line with market practice. The Company targets Director compensation at approximately the median of the Peer Group, which aligns with its Executive compensation philosophy.

Fees Earned by Directors in 2011

        The following table summarizes the compensation earned by Directors in 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Betsy J. Bernard	$133,817	$95,001	$228,818
Jocelyn Carter-Miller	$134,442	$95,001	$229,443
Gary E. Costley	$119,917	$95,001	$214,918
Michael T. Dan	$131,117	$95,001	$226,118
Dennis H Ferro	$125,217	$95,001	$220,218
C. Daniel Gelatt	$124,917	$95,001	$219,918
Sandra L. Helton	$147,692	$95,001	$242,693
Richard L. Keyser	$117,817	$95,001	$212,818
Arjun K. Mathrani	$132,317	$95,001	$227,318
Elizabeth E. Tallett	$137,984	$95,001	$232,985

(1)
The amounts shown in this column reflect the grant date fair value of awards made in 2011, determined in accordance with FASB Accounting Standards Codification ("ASC") Topic 718. These awards do not reflect actual amounts realized or that may be realized by the recipients.

        As of December 31, 2011, each Director had the following aggregate number of outstanding stock options and RSUs as a result of Director compensation in 2011 and prior years, including additional RSUs as the result of dividend equivalents:

Name	Total Stock Options Outstanding at Fiscal Year End 2011 (shares)	Total RSUs Outstanding at Fiscal Year End 2011 (shares)
Betsy J. Bernard	3,820	18,568
Jocelyn Carter-Miller	7,820	20,339
Gary E. Costley	7,820	18,568
Michael T. Dan	0	16,360
Dennis H. Ferro	0	5,125
C. Daniel Gelatt	7,820	22,847
Sandra L. Helton	7,820	18,568
Richard L. Keyser	7,820	22,409
Arjun K. Mathrani	3,820	21,524
Elizabeth E. Tallett	7,820	22,409

        The following chart shows how Director fees changed on January 1, 2012:

	Before January 1, 2012	On and After January 1, 2012
Annual Retainers(1)
Board	$65,000	$90,000
	$95,000 in RSUs	$115,000 in RSUs (first grant May 22, 2012)
Committee Chairs
Audit	$20,000	$20,000
Human Resources	$17,500	$17,500
Finance	$15,000	$15,000
Nominating and Governance	$15,000	$15,000
Other Committees	$5,000	$5,000
Presiding Director	$15,000	$25,000
Attendance Fees
Board Meeting	$2,500 per day (regular meetings are two-day meetings)	No meeting fees for regular meetings. $2,500 per day for special, in person meetings.
Telephonic Board Meeting	$1,000	$1,000 (special meetings only)
Committee Meeting	$1,300 if held on the day of or day prior to a Board meeting.	$1,500
	$1,500 if held other than on the day of or day prior to a Board meeting.
Telephonic Committee Meeting	$1,000	$1,000

(1)
Annual cash retainers are paid in two semi-annual payments, in May and November, on a forward-looking basis.

Restricted Stock Unit Grants

        Directors receive an annual grant of restricted stock units ("RSUs") pursuant to the Principal Financial Group, Inc. 2005 Directors Stock Plan. RSUs are granted at the annual meeting, vest at the next annual meeting and are deferred until at least the date the Director leaves the Board. At payout, the RSUs are converted to shares of Common Stock. Dividend equivalents become additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSU. The Nominating and Governance Committee has the discretion to make a prorated grant of RSUs to Directors who join the Board other than at the annual meeting.

 Deferral of Cash Compensation

        Directors may defer the receipt of their cash compensation under the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. This Plan has four investment options:

  •
  Phantom units tied to the Company's Common Stock,

  •
  The Principal LargeCap S&P 500 Index Fund,

  •
  The Principal Real Estate Securities Inst Fund, and

  •
  The Principal Bond & Mortgage Securities Inst Fund.

        All of these funds are available to participants in Principal Life's Excess Plan. The returns realized on these funds during 2011 are listed in the table, "Qualified 401(k) Plan and Excess Plan," on page 46.

Director Perquisites and Reimbursement of Expenses

        Principal Life matches charitable gifts up to an annual amount of $6,000 per non-employee Director, and Directors' contributions to the United Way are also matched up to $10,000 per year. These matching contributions are available during a Director's term and the following three years. Principal Life receives the charitable contribution tax deductions for the matching gifts.

        Directors' spouses/partners may accompany them to the annual Board strategic retreat. The Company pays for some of the travel expenses and amenities for Directors and their spouses/partners, such as meals and social events. Directors are reimbursed for travel and other business expenses they incur while performing services for the Company. They are also covered under the Company's Business Travel Accident Insurance Policy and Directors' and Officers' insurance coverage.

Directors' Stock Ownership Guidelines

        To encourage Directors to accumulate a meaningful ownership level of Company stock, the Board has had a "hold until retirement" stock ownership requirement since 2005. All RSU grants must be held through a Director's service on the Board, and may only be converted to common shares when the Director's Board service ends. The Board has a guideline that Directors own interests in Common Stock equal to five times the annual Board cash retainer within five years of joining the Board. Directors have been able to achieve this level of ownership through the RSU "hold until retirement" requirement. Once this guideline is met, Directors will not need to make additional share purchases if the guideline is no longer met due to a reduction in stock price, as long as the Director's ownership level is not reduced as a result of share sales.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section of the Proxy Statement explains the Company's compensation philosophy and the rationale for the compensation decisions for the Company's Named Executive Officers:

  Larry D. Zimpleman, Chairman, President and CEO
  Terrance J. Lillis, Senior Vice President and CFO
  Daniel J. Houston, President — Retirement, Insurance and Financial Services
  James P. McCaughan, President — Global Asset Management
  Norman R. Sorensen, Chairman(1) — Principal International

(1)
Mr. Sorensen retired on February 29, 2012.

2011 Business Highlights

  •
  Reported total Company operating earnings of $878 million, a 4% increase from 2010

  •
  Full Service Accumulation operating earnings of $294 million, down 2% from 2010

    –
    Sales of $8.4 billion, up 27% from 2010, drove net cash flow of $3.8 billion

  •
  Principal Funds operating earnings of $48 million, up 22% from 2010

    –
    Record sales of $11.2 billion, up 20% from 2010, drove record net cash flow of $2.2 billion

  •
  Individual Annuities operating earnings of $113 million, down 5% from 2010

    –
    Record ending account value of $18.8 billion

  •
  Principal Global Investors operating earnings of $74 million, up 26% from 2010

    –
    Mandates awarded of $11 billion, more than double the amount awarded in 2010

  •
  Record Principal International operating earnings of $154 million, up 12% from 2010

    –
    Record net cash flow of $5.5 billion in 2011

  •
  Record Individual Life operating earnings of $119 million, up 18% from 2010

    –
    Sales of $186 million, up 13% from 2010

  •
  Specialty Benefits operating earnings of $97 million, up 5% from 2010

    –
    Sales of $285 million, up 18% from 2010

        The Company started and ended 2011 with $1.6 billion of excess capital. Yet, the Company deployed over $1.1 billion of capital during the year including $215 million for common stock dividend, $350 million for strategic acquisitions and $550 million for opportunistic share repurchases. Each of the three acquisitions announced and closed during the year—Finisterre Capital, Origin Asset Management and building scale in the Mexican Afore market—were important strategic initiatives that will continue to enhance our investment management capabilities and leadership.

        The Company also had total shareholder performance slightly better than the peer group used for compensation comparisons, with a total shareholder return of -22.3% in 2011, compared to an average total shareholder return of -23.1% for companies in the peer group:

Total Shareholder Return	2011
Company Name
Principal Financial Group Inc.	-22.3%
Affiliated Managers Group	-3.3%
Ameriprise Financial Inc.	-12.2%
Eaton Vance	-19.4%
Franklin Resources Inc.	-12.7%
Hartford Financial Services Group Inc.	-37.1%
Invesco	-14.5%
Janus Capital Group	-50.2%
Legg Mason Inc.	-32.9%
Lincoln National Corp.	-29.3%
Manulife Financial Corporation	-35.2%
MetLife, Inc.	-28.2%
Prudential Financial, Inc.	-12.2%
StanCorp.	-17.1%
Sun Life Financial Inc.	-33.7%
T. Rowe Price Group, Inc.	-9.8%

Average	-23.1%

Summary of Compensation Elements:

Compensation Component	Purpose	Description and 2011 Highlights
Base Salary	Provides fixed income based on the size, scope and complexity of the Executive's role, Executive's historical performance and relative position compared to market pay information	Base salaries are generally targeted at market median, but may vary from median based on the Executive's performance, work experience, role and the difficulty of replacing the Executive.
In 2011, the Committee increased the executive's base salaries, as detailed on page 30.
Annual Incentive Compensation	Motivates and rewards annual corporate performance as well as the Executive's contribution to achieving our annual objectives.

A range of earnings opportunity, expressed as percentages of base salary and corresponding to three levels of performance (threshold, target and maximum), is established for each executive. Actual bonuses depend on achievement relative to the several key financial measures, corporate and divisional goals, as outlined on pages 30-32.
Based on the Committee's assessment of performance, actual bonuses for 2011 were below target as detailed on page 32.

Compensation Component	Purpose	Description and 2011 Highlights
Long Term Incentive Compensation

Motivates and rewards long-term corporate performance as well as the Executive's contribution to achieving our long term objectives. Reinforces the link between the interests of the Executives and shareholders. Encourages retention.

Each year, the Committee establishes the long-term award opportunity for each Named Executive Officer. One-half of the award is granted in stock options and one-half in performance based RSUs ("PSUs"). The PSUs vest based on both continued service and meeting financial objectives over a three-year period (with each three-year period treated as a "Performance Cycle"). Having half of the award in PSUs and half in options creates a balance between achieving operating performance objectives and increases in shareholder value.
The PSUs granted in 2011 for the 2011-2013 Performance Cycle will vest if the Company attains an average return on equity ("ROE") of 5% or cumulative operating income ("OI") of $1 billion for the three calendar years during the performance period. If neither the ROE nor the OI objective is met, no performance based PSUs will be earned or paid out. If either the ROE or OI objective is met or exceeded, the number of units earned is determined using performance scales based on average ROE and average Book Value per Share ("BV/Share") over the performance period. See pages 32-33.
The PSUs granted in 2010 for the 2010-2012 Performance Cycle followed the same design as the 2011-2013 Performance Cycle. For the 2009-2011 Performance Cycle, the awards vested and paid out at 100% as the ROE performance measure was met.
For the 2007-2009 and 2008-2010 Performance Cycles, there were no payouts because the performance measures were not met.

Benefits	Protect against catastrophic expenses and provide retirement savings opportunities.

Named Executive Officers participate in most of the same benefit plans as the Company's other U. S. based employees. These include: health, life, disability income, vision and dental insurance, an employee stock purchase plan, 401(k) plan and pension plan. Executives also participate in defined benefit and defined contribution non-qualified retirement plans.

Perquisites	Modest amount of additional benefits to help us attract and retain Executive talent and enable Executives to focus on Company business with minimal disruption.	Executives are eligible for one physical examination per year.
Termination Benefits	Provide temporary income following an Executive's involuntary termination of employment, and, in the case of a change of control, to help ensure the continuity of management through the transition.	In 2010, we entered into new change of control agreements with Executives, with reduced benefits, including elimination of excise tax gross ups.

Compensation Policies

        Our Executive compensation program incorporates the following best practices:

  •
  The Human Resources Committee's independent compensation consultant is retained by the Committee to advise on Executive and Director Compensation.

  •
  The Human Resources Committee regularly reviews an analysis of the Company's incentive compensation plans to ensure they are designed to create and maintain shareholder value and do not encourage excessive risk.

  •
  Much of our Executive compensation is variable and linked to meeting our short term and long term financial and strategic goals and to the Company's stock price over time.

  •
  Executives receive a significant portion of their compensation in stock and are required to own stock in the Company.

  •
  The Company prohibits all employees, including Executive Officers, from purchasing any Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options.

  •
  The Company has a claw back policy to recover incentive compensation paid to Executive Officers if the compensation was based on achieving financial results that were subsequently restated, if the Committee decides that the Executive Officer engaged in fraud or intentional misconduct that caused the restatement, and that the amount of the Executive Officer's incentive compensation would have been lower had the financial results been properly reported.

  •
  In 2010, we entered into new change of control agreements with Executives which reduced benefits, including elimination of excise tax gross ups.

  •
  We do not provide perquisites to Executives that are not offered to all employees, except one physical examination per year and do not provide income tax gross-ups on that perquisite.

  •
  Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure tax deductibility of all compensation to the extent practicable. The Committee may provide compensation that is not tax deductible if it determines such action is appropriate.

Compensation Philosophy

        The Company's Executive compensation program is designed to:

  •
  Attract and retain talented Executives and motivate them to perform at the highest level and contribute significantly to the Company's success;

  •
  Vary with the Company's performance in achieving long and short term financial and strategic goals;

  •
  Align the interests of Executives and shareholders by having a significant portion of the Executives' compensation in stock and requiring Executives to hold stock;

  •
  Reinforce the Company's pay for performance culture by making a significant portion of total compensation variable and by differentiating awards based on Company and individual performance;

  •
  Cause a greater percentage of compensation to be at risk for Executives who bear higher levels of responsibility for the Company's performance; and

  •
  Support important corporate governance principles and established best practices.

Performance Goal Setting Process

        The Board's meets each September to review the Company's long term strategy. In November, the CEO, CFO and Division Presidents recommend preliminary financial goals for the Company and business units and strategic initiatives for the next year. The Finance Committee reviews the proposed goals, underlying assumptions of the goals and initiatives, key drivers of financial performance, trends and business opportunities and advises the Board and Human Resources Committee on the appropriateness of the financial goals. The Human Resources Committee reviews and approves the final goals for the Company, CEO and the other Executives with input from the Finance Committee and Board based on year end financial results. All employees develop individual performance goals with their leaders that support the Company's goals.

How We Make Compensation Decisions

        The Human Resources Committee oversees the development and administration of the Company's compensation and benefits policies and programs, approves of all aspects of the compensation program and compensation for Executives, and makes the compensation decisions for the CEO and:

  •
  Reviews and approves corporate incentive goals and objectives relevant to compensation;

  •
  Evaluates Executives' performance results;

  •
  Evaluates the competitiveness of each Executive's total compensation; and

  •
  Approves changes to the total compensation package.

        Each year the CEO, with input from the Human Resources Department and Cook, recommends the amount of base salary increase (if any), annual incentive award and the long term incentive award for Executives (other than himself). These recommendations are based on the Executive's performance, the performance of the business areas for which the Executive is responsible (if applicable) and considerations such as retention. The Human Resources Committee reviews these recommendations and approves compensation decisions. The CEO takes no part in determination of his own compensation. The Human Resources Committee consults with the other independent Directors regarding the CEO's performance and then determines the compensation earned by the CEO for the current year and the CEO's compensation opportunity for the following year.

Interaction with Compensation Consultant and Management

        The Committee has the sole authority to:

  •
  Hire a compensation consultant;

  •
  Approve its compensation;

  •
  Determine the nature and scope of its services; and

  •
  Terminate its engagement.

        The Committee engaged Cook to advise it on the Company's Executive compensation program. Cook also advises the Nominating and Governance Committee on compensation for non-employee Directors. Cook receives compensation from the Company only for its work in advising these Committees. Cook does not and would not be allowed to perform services for management. No conflicts of interest have arisen in connection with Cook's work for these committees.

        Cook reviews the Company's Executive compensation program every other year. In the years in which Cook does not conduct a compensation study, the Committee makes compensation decisions, in part, on survey data provided by the Human Resources Department and information provided by Cook.

        Cook's compensation review in 2011 included a review of the design and structure of the Company's total Executive compensation program, including:

  •
  Base pay;

  •
  Annual incentive design and targets,

  •
  Long term incentive design and targets,

  •
  Non-qualified benefits,

  •
  Perquisites,

  •
  Stock ownership guidelines,

  •
  Severance; and

  •
  Change of control policies.

        The review process included:

  •
  Interviews with Executives and Committee members to discuss business strategy and the implications for human resources and compensation policy;

  •
  A competitive review of compensation opportunities for each of the Named Executive Officers compared to the pay opportunities of similarly-situated executives at the Peer Group companies (see pages 28-29)

  •
  An analysis to ensure that total share dilution and the economic costs of long term incentives are reasonable and affordable for the Company.

  •
  A review of Executive compensation plans against potential risks. Cook determined that the Company's Executive compensation programs are well designed, support the Company's business strategy, and do not provide incentives to Executives to take inappropriate risks.

The goals of the review are to assist the Committee in:

  •
  Determining whether the Company's Executive compensation program is appropriately designed to support the Company's strategic and human resources objectives;

  •
  Determining whether the target Executive compensation levels are competitive with the market and whether actual compensation levels are reasonable given the Company's performance relative to peers;

  •
  Designing changes to Executive compensation plans or programs, as appropriate; and

  •
  Setting pay opportunities, benefits and perquisites for the next year.

Cook also:

  •
  Attended four meetings of the Committee in 2011, as requested by the Committee Chair; and

  •
  Reviews and comments on drafts of the Compensation Discussion & Analysis and related compensation tables for the proxy statement.

        In 2011, the Company's shareholders voted to approve the Company's executive compensation program. Of the votes cast, 98% supported the Executive compensation program. The Company considered the shareholders' approval of the compensation program to be approval of the Company's compensation philosophy, which has not changed since that vote. The compensation program has also not changed in the past year, and any changes to compensation have been consistent with the Company's philosophy.

2011 Executive Compensation Decisions

        The Committee made compensation decisions for the Named Executive Officers based on the following factors:

  •
  The Company's strategic and human resources objectives;

  •
  Competitive data for the Peer Group (discussed below) and for a broader group of diversified financial services companies;

  •
  Corporate and individual performance on key initiatives;

  •
  Economic conditions;

  •
  The CEO's compensation recommendations for other Executives;

  •
  Advice of the Committee's consultant; and

  •
  How the elements of compensation contribute to and interrelate to total compensation.

Use of Compensation Data

        The Committee reviews the group of companies it uses to compare Executive compensation (the "Peer Group") every other year as part of Cook's study. Cook recommends an appropriate Peer Group of public, similarly-sized, diversified financial services, insurance and asset management companies. Cook's recommendations take into account the Company's and the competitors' strategy, mix of business and size, as measured primarily by annual revenues, market capitalization and total assets. The companies in the Peer Group used in the analyses in 2009 and 2010 to assist in decisions related to 2011 compensation were:

Ameriprise Financial	Hartford Financial Services	Metlife
CIGNA	Legg Mason	Prudential Financial
Franklin Resources	Lincoln National	Sun Life Financial
Genworth Financial	Manulife	T. Rowe Price

        As a result of the most recent review, a decision was made to eliminate CIGNA from the Peer Group, given the Company's decision to exit the health insurance business. The Committee also determined that Genworth's business mix is no longer a good comparator to the Company. Four asset management companies were added: Affiliated Managers Group, Eaton Vance, Invesco and Janus Capital Group, as well as one insurance company, StanCorp. Although Stancorp is smaller than the Principal Financial Group, it has a similar business mix. These companies are the major competitors in one or more of the Company's businesses, but none represent the exact business mix of the Company. Some of these companies have higher or lower market capitalization and revenue than the Company. The Company targets compensation for the Named Executive Officers at the median of the compensation of the named executive officers at the Peer Group companies. The Peer Group used for 2012 compensation was:

Affiliated Managers Group*	Invesco*	MetLife
Ameriprise Financial	Janus Capital Group*	Prudential Financial
Eaton Vance*	Legg Mason	StanCorp Financial*
Franklin Resources	Lincoln National	Sun Life Financial
Hartford Financial Services	ManuLife	T. Rowe Price

*
new peer company

        The Committee uses annual data from third party industry surveys for additional context for its compensation decisions(2). Further, every two to three years, the Company's non-cash benefit programs are compared with those of more than 100 diversified financial services companies. This is a larger group than the Peer Group because the information is used in designing and evaluating our broad-based employee benefit programs. Benefit programs are also compared against those of local employers in Des Moines, Iowa, due to the Company's significant employee population there.

(2)
The surveys used were the McLagan Investment Management Survey, Towers Watson U.S. Financial Services Studies Executive Database, and Towers Watson Diversified Insurance Study of Executive Compensation. The names of the companies participating in these surveys are included in Appendix B.

        Each year, the Committee reviews the total compensation paid to the Executives by reviewing tally sheets, which include:

  •
  The dollar value of base salary;

  •
  Annual and long term incentive awards earned;

  •
  Deferred compensation:

  •
  Outstanding equity awards;

  •
  Benefits;

  •
  Perquisites: and

  •
  Potential payments for termination scenarios.

        The Committee uses this information to analyze the value of compensation actually delivered versus the compensation opportunities established by the Committee, and it is also used in making compensation and compensation plan design decisions. The Committee made no compensation adjustments as a result of the analysis in 2011 because the program continues to meet the Company's objectives.

        The Committee also considers the tax and accounting consequences of each element of compensation, and tries to maximize the tax deductibility of compensation under Section 162(m) of the Internal Revenue Code ("Tax Code"). This Tax Code section limits the Company from deducting annual compensation exceeding $1,000,000 for our CEO and the three other most highly paid Named Executive Officers (other than our CFO) who are in office on the last day of the fiscal year ("Covered Employees"). There is an exception to this rule for performance-based compensation. The Committee may provide compensation to Covered Employees that is not deducible if it determines that it is appropriate to do so in light of other goals, such as attracting and retaining key Executives. For 2011, Messrs. Zimpleman, Houston, McCaughan and Sorensen were Covered Employees.

 Compensation Elements

        The table below shows the 2011 pay mix for our Named Executive Officers as well as the proportion of their compensation tied to the Common Share price.

        Base Salary

        When determining base salary for each Executive, the Committee considers the Peer Group median for comparable executive positions as well as the survey data referenced above, the Executive's performance, work experience, the importance of the position to the Company and how difficult it would be to replace the Executive.

Named Executive Officer	2009(1)	2010(1)	2011(1)	Percent Increase from 2010 to 2011
Zimpleman	$720,000	$800,000	$900,000	12.5%
Lillis	$287,100	$400,000	$436,000	9%
Houston	$414,900	$500,000	$525,000	5%
McCaughan	$508,500	$548,500	$570,500	4%
Sorensen	$415,800	$450,000	$470,250	4.5%

(1)
salaries are as of December 31 of the year noted. This information differs from salary information in the Summary Compensation Table as that information is the salary earned in the year noted. Changes in base salaries are effective in March of each year.

        Annual Incentive Pay

        The Named Executive Officers may earn annual cash bonuses under the Principal Financial Group, Inc. Annual Incentive Plan. This plan was approved by shareholders in 2004, and complies with Section162(m) of the Tax Code, so that bonuses to Named Executive Officers are considered performance based and are therefore fully tax deductible.

        The maximum aggregate bonus amount for the Named Executive Officers is 2% of annual operating income ("Bonus Pool"). For 2011, the maximum bonuses were:

Named Executive Officer	Maximum Award as a Percentage of the Bonus Pool	Maximum Potential Award Payment
CEO (Zimpleman)	35%	$7.5M
Second highest Paid Covered Employee (McCaughan)	25%	$5.4M
Third highest Paid Covered Employee (Houston)	13.33%	$2.9M
Fourth highest Paid Covered Employee (Sorensen)	13.33%	$2.9M
CFO (Lillis)	13.33%	$2.9M

        The Committee set the target and maximum annual incentive awards for each Named Executive Officer. The Committee then uses its negative discretion to reduce the awards. After this reduction, maximum annual incentive opportunities are generally 200% of the target annual incentive opportunity. The Committee approved the following target awards for Named Executive Officers in each of the past three years:

Bonus Targets (as a percentage of base salary)	2009	2010	2011
Named Executive Officer
Zimpleman	150%	150%	150%
Lillis	70%	75%	75%
Houston	100%	125%	125%
McCaughan	250%	250%	250%
Sorensen	70%	70%	70%

        These target awards were set slightly below the median of the Peer Group in the aggregate. Mr. Zimpleman's target award opportunity is greater than that of the other Named Executive Officers (except Mr. McCaughan's) because Mr. Zimpleman has overall responsibility for the Company and greater responsibilities than the other Named Executive Officers. The award opportunity for Mr. McCaughan was established by the Committee to be competitive with award opportunities of senior executives within asset management firms.

        The Committee reviewed performance on several key financial measures and on corporate and divisional goals to determine the annual bonus for Named Executive Officers. The Committee does not use any particular weighting for these goals; they are used as guideposts when the Committee exercises its discretion in its subjective evaluation of these factors.

        In determining corporate performance for 2011, the Committee reviewed Company achievements on these key financial goals:

  1.
  Achieve appropriate operating earnings and earnings per share

    One of management's responsibilities is to lead the Company in achieving its goals for operating earnings and earnings per diluted share. For 2011, the target for operating earnings was $950 million and the target for earnings per diluted share was $2.98. Actual Company results for operating earnings were $878.1 million(3) and earnings per share were $2.76. In addition, Messrs. Houston, McCaughan and Sorensen had operating earnings goals specific to the business units they oversee:

(3)
Operating earnings were reduced to $871 million for purposes of annual incentive compensation, due to a reporting lag for BrasilPrev, which resulted in 13 months of earnings being reported for 2011.

Named Executive Officer	Operating Earnings Goal	Operating Earnings Result
Houston	$630 million (Retirement & Investor Services)	$581.1 million
	$230 (US Insurance Solutions)	$215.9 million
McCaughan	$75 million	$74.0 million
Sorensen	$135 million	$154.0 million
  2.
  Capital

    Maintain a targeted National Association of Insurance Commissioners ("NAIC") risk based capital ratio above 350%. At year end, the NAIC risk based capital ratio was in excess of 400%.

  3.
  Minimize credit loss

    A metric was established to measure whether the Company's invested assets (Principal Life's General Account) are appropriately managed. Ranges were established for after-tax credit losses for bond credit losses (27–37 basis points) and commercial mortgage loans (17–27 basis points). Actual 2011 after-tax credit losses for bond credit losses were 32.6 basis points and for mortgage loans, 10.8 basis points.

  4.
  Achieve identified sales growth

    Growth targets were established for each of the Company's lines of business. The following chart shows 2011 sales compared to the targets:

Business Unit	Target	Result
Retirement and Investor Services sales	$18.65 billion	$19.75 billion
Principal Global Investors % growth in non-affiliated management fees	15%	$15.4%
Life Sales	$217 million	$186 million
Specialty Benefits premium and fees	$1.37 billion	$1.38 billion
Principal International fee-based revenue	$741.8 million	$758.1 million

        Final Annual Incentive Pay Award Determination

        The following table shows the annual incentive award for each of the Named Executive Officers. The column "Reduction from Maximum Award" shows the amount the Committee reduced the maximum bonuses to the awards paid.

Named Executive Officer	2011 Salary Earned	2011 Target	Final Award	% of Target	Reduction from Maximum Award
Zimpleman	$876,923	150%	$1,302,000	89%	$6,198,000
Lillis	$427,692	75%	$276,000	86%	$2,624,000
Houston	$519,231	125%	$526,000	81%	$2,374,000
McCaughan	$565,423	250%	$1,272,000	90%	$4,168,000
Sorensen	$465,577	70%	$323,000	99%	$2,577,000

        Executives may defer annual bonuses into a nonqualified supplemental savings plan ("Excess Plan"), as illustrated in the footnote to the Non Equity Incentive Compensation column of the Summary Compensation Table, on page 37.

        Long term Incentive Compensation

        The long term incentive compensation program is designed to align the interests of Executives and shareholders. The compensation the Executives receive reflects the degree to which multi-year financial objectives are achieved and shareholder value is increased. The long term focus of the compensation programs supports the Company's businesses in which long term performance is critical, such as retirement products, life insurance and asset management. The long term incentive compensation program also encourages collaboration among Executives in pursuing corporate-wide goals.

        The Committee establishes a target long term award opportunity for each Named Executive Officer stated as a percentage of each Executive's base salary based on Peer Group and survey data, and on the advice of its independent compensation consultant. The Committee uses the following factors to adjust the target award and determine the actual award to be awarded to each Named Executive Officer ("Award Granted"):

  •
  Current competitive market data;

  •
  The Executive's past performance;

  •
  The Executive's current compensation;

  •
  Retention concerns;

  •
  The importance of the Executive to the Company over the long term

  •
  The potential impact the Executive could have on the Company's results; and

  •
  The Executive's performance relative to the Executive's peers within the Company.

        The compensation ultimately received by Executives may vary considerably from the grant-date fair value of the Award Granted, due to the Company's performance and changes in share price that occur after the grant. The Target Awards granted in 2011 were based on the Executives' performance in 2010:

Named Executive Officer	Target	Award Granted
Zimpleman	500%	400%
Lillis	225%	200%
Houston	350%	325%
McCaughan	275%	300%
Sorensen	175%	200%

        Mr. Zimpleman's award opportunity is greater than that of the other Named Executive Officers because he has overall responsibility for the Company.

        Executives' long term compensation is received as stock options and performance based restricted stock units ("PSUs"): 50% of the award in stock options and 50% in PSUs. PSUs vest based on continued service and achieving financial objectives over a three-year period (with each three-year period treated as a "Performance Cycle"). For the 2011 PSUs, the performance threshold achieving pre-determined average ROE and cumulative operating income ("OI") targets. For this purpose, the ROE criteria require attaining a simple average ROE of 5% and the OI objective is cumulative OI of $1 billion for the three calendar years during the performance period. If neither the ROE nor the OI objective is met, no PSUs will be earned or paid out. If either the ROE or OI objectives is met or exceeded, the number of units earned is determined using performance scales based on average ROE and average Book Value per Share ("BV/Share"), each is weighted 50% over the performance period.

Performance Scale

Performance Level	Threshold Award	Target Award	Maximum Award (150% of Target)
Payout (% of Target)(1)	50%	100%	150%
Average ROE	7.5%	15%	19.5%
Average BV/share	$25.50	$30.00	$39.00

(1)
Straight line interpolation is used to determine awards for performance between threshold and target and between target and maximum.

        The BV/share measure was selected because it focuses on long term growth in equity needed to support the Company's growth. ROE was selected because it reflects the overall capital efficiency of the Company. In combination, these measures provide an appropriate balance to maintain a sufficient level of equity over the long term while also making sure that the capital is being used efficiently. Executives may defer the receipt of PSUs.

        Stock options have a ten-year term and an exercise price equal to the closing price on the date of grant. Stock options vest in three equal annual installments starting on the first anniversary of the grant date.

  Benefits

        The Named Executive Officers participate in Principal Life's broad-based employee benefits program, including:

  •
  A qualified pension plan (except Mr. McCaughan)(4);

(4)
Effective January 1, 2010, Mr. McCaughan no longer participates in the qualified pension plan, DBNQ and Excess Plan. This change was the result of a compensation and benefit review of asset management companies that showed that these are not common benefits for executives in the asset management industry. This change also applied to other investment professionals who work with Principal Global Investors.

•
A 401(k) plan;

•
Group health, dental, vision and disability coverage and life insurance;

•
A discounted employee stock purchase plan.

•
Paid time off; and

•
Flexible spending account plans.

        Principal Life also offers all Named Executive Officers (except Mr. McCaughan) defined benefit and defined contribution non-qualified retirement plans (the "DBNQ" and the "Excess Plan"). These benefits are offered to attract and retain talent and provide long term financial security to employees. The DBNQ helps the Company attract mid-career Executives and retain Executives by providing competitive retirement benefits. The DBNQ is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 41 provides additional information about the DBNQ and the qualified pension plan. Principal Life maintains the Excess Plan to help attract and retain Executives by allowing Executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the Non-Qualified Deferred Compensation Table on pages 45-46 provides additional information about the Excess Plan.

        Effective January 1, 2006, Principal Life made several changes to the broad-based employee retirement program that affected all employees, and similar changes were also made to the corresponding DBNQ and Excess Plan. In general, the pension and DBNQ benefit formulas (both traditional and cash balance) were reduced and the 401(k) matching contribution was increased. Employees who were age 47 or older with at least ten years of service on December 31, 2005, could choose to retain the prior benefits. Employees who elected to retain the prior benefits are referred to as "Grandfathered Choice Participants." These changes were made to better align the pension and 401(k) plans with current market practice, while not adversely impacting more tenured employees.

        The value of the retirement and savings plans are targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company's business centers on the sale of retirement products. The traditional pension plan benefit for Grandfathered Choice Participants has a market value above the median and the 401(k) plan match for Grandfathered Choice Participants is below market median. These benefits, too, were originally designed to be slightly above market median to attract and retain employees. As retirement plans evolved in the marketplace, their value has changed, leading to the realignment with market in 2006.

        All other benefits are targeted at market median in the aggregate, which supports the Company's benefit strategy and aids in attracting and retaining talent.

  Change of Control and Separation Pay

        The Committee believes it is in the best interests of the Company and its shareholders to:

  •
  Assure that the Company will have the continued service of its Executives;

  •
  Reduce the distraction of these Executives that would result from the personal uncertainties caused by a pending or threatened Change of Control;

  •
  Encourage the Executives' full attention and dedication to the Company; and

  •
  Provide the Executives with compensation and benefits upon a termination related to Change of Control that are competitive with those of similar businesses.

        For these reasons, the Company has entered into "Change of Control" employment agreements with each of the Executives. These agreements would help the Executives more fairly evaluate a potential acquisition of the Company, particularly when the acquisition would result in termination of the Executive's employment. These Change of Control employment agreements are based on market practice and do not affect other components of the Named Executive Officers' compensation. When entering into these agreements, the Committee reviewed survey data and practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential changes in these agreements.

        All benefits provided to the Executives upon a Change of Control are paid after both a Change of Control and qualifying termination of employment have occurred (sometimes referred to as a "double-trigger"), except that the then current value of the Executive's Excess Plan and DBNQ will be paid upon a Change of Control to ensure that the value of those plans is not reduced if the Company is sold. The Company entered into new Change of Control Employment Agreements with Executives in 2010 that generally reduced severance amounts as multiples of cash compensation and eliminated excise tax gross-ups. See page 49 for details.

        The Company has a severance plan to provide benefits to employees whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with Executives, particularly when the Company requests additional covenants from the Executives. The Company has an employment agreement with Mr. Zimpleman for his services as the Company's CEO. See pages 46-47 for details.

  Perquisites

        The only perquisite for Executives that is not offered to all employees is one physical examination per year.

  Stock Ownership Guidelines

        Executives are required to own stock in the Company to ensure their interests are aligned with the shareholders' interests and with the long term performance of the Company. Once the Executive achieves the required stock ownership level based on market value, the ownership requirement remains at the number of shares owned at that time, regardless of subsequent changes in stock price or salary. Upon promotion, the Executive is required to meet the next level of stock ownership.

        Until the ownership guideline is met, Executives are required to retain a portion of the "net profit shares" resulting from equity based long term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of restricted stock units or earn out of performance shares. The percentage of net profit shares that must be retained until the multiple of salary guidelines are met are shown below:

Executive Level	Retention Ratio	Multiple of Base Salary
CEO (Zimpleman)	75%	5 times
Division Presidents and Executive Vice Presidents (Houston, McCaughan and Sorensen)	50%	3 times
Senior Vice Presidents (Lillis)	50%	2 times

        All Named Executive Officers comply with these guidelines.

Claw Back Policy

        The Committee has also adopted a compensation recovery policy that applies to Executive Officers. The Company can recover incentive compensation if the amount of the compensation was based on achievement of financial results that were subsequently restated if the Committee decides that the Executive Officer engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and that the amount of the Executive Officer's incentive compensation or equity award would have been lower had the financial results been properly reported.

 Trading Policy

        The Company prohibits Directors and employees, including Executive Officers, from purchasing any Company securities on margin (except to the extent incident to the exercise of stock options), engaging in short sales or trading in any put or call options.

Succession Planning

        The Human Resources Committee, the CEO and the Senior Vice President — Human Resources maintain an ongoing focus on executive development and succession planning to prepare the Company for future success. In addition to preparing for CEO succession, the succession planning process has included all key executive positions. A comprehensive review of executive talent, including assessments by an independent consulting firm, has determined participants' readiness to take on additional leadership roles and identified the developmental and coaching opportunities needed to prepare them for greater responsibilities. The CEO makes a formal succession planning presentation to the Board of Directors annually. Succession planning is a responsibility of the entire Board and all members participate. In addition, the Company has an emergency succession plan for the CEO that is reviewed by the Board annually.

Human Resources Committee Report

        The Human Resources Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                        Michael T. Dan, Chair
                        Betsy J. Bernard
                        Richard L. Keyser
                        Elizabeth E. Tallett

Risk Assessment

        The Chief Risk Officer and members of the Human Resources Department reviewed all of the Company's incentive compensation plans to determine whether any compensation policies or practices are reasonably likely to have a materially adverse effect on the Company.

        The following factors, among others, were reviewed:

  •
  Plan design;

  •
  Potential risks created by the plans;

  •
  Risk mitigation factors within plans;

  •
  The mix of pay received by the participating employees (base vs. incentive);

  •
  Whether historical payments were in line with the intended results; and

  •
  Governance practices regarding plan design and revisions.

        Other factors that mitigate risks of the Company's incentive plans are the Company's stock ownership guidelines for Executives and the compensation recovery policy. The Company also prohibits all employees from purchasing any Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options. A summary of this information was reviewed with the Human Resources Committee. Based on this analysis, the Company has determined that Company's compensation plans are designed to encourage behaviors that create and maintain shareholder value, do not encourage excessive risk, and are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

        The following table sets forth the compensation paid to the Named Executive Officers for services provided to the Company and its subsidiaries during 2009, 2010 and 2011.

Name	Year	Salary $(1)	Bonus $	Non Equity Incentive Compensation $(2)(3)	Stock Awards $(4)(5)	Option Awards $(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(6)	All Other Compensation $(7)	Total $(8)
Zimpleman	2011	$876,923	$0	$1,302,000	$1,799,986	$1,993,320	$3,160,566	$72,732	$9,205,527
Chairman, President	2010	$781,538	$0	$1,547,446	$1,999,988	$1,661,156	$2,200,038	$56,816	$8,246,982
and CEO	2009	$741,539	$0	$1,112,308	$929,880	$1,500,263	$602,786	$22,247	$4,909,023
Lillis	2011	$427,692	$0	$276,000	$435,993	$482,827	$974,268	$22,927	$2,619,707
Senior Vice	2010	$373,946	$0	$336,552	$415,016	$387,622	$599,034	$17,428	$2,129,598
President	2009	$295,689	$0	$326,607	$88,283	$153,398	$192,729	$10,794	$1,067,500
and CFO
Houston	2011	$519,231	$0	$526,000	$853,108	$944,764	$507,677	$74,386	$3,425,166
President —	2010	$480,362	$0	$720,542	$750,009	$830,578	$307,042	$54,460	$3,142,993
Retirement, Insurance	2009	$427,312	$0	$427,312	$788,461	$528,327	$89,407	$34,320	$2,295,139
and Financial Services
McCaughan	2011	$565,423	$0	$1,272,000	$855,746	$947,681	$73,235	$6,329	$3,720,414
President — Global	2010	$539,269	$0	$1,617,807	$1,076,741	$911,110	$69,748	$5,867	$4,220,542
Asset Management	2009	$523,712	$0	$1,178,351	$1,002,820	$706,369	$153,228	$43,555	$3,608,035
Sorensen	2011	$465,577	$0	$323,000	$470,253	$520,749	$136,692	$51,331	$1,967,602
Chairman — Principal	2010	$442,108	$0	$389,939	$515,005	$498,347	$290,183	$46,311	$2,181,893
International	2009	$428,239	$0	$329,744	$238,669	$385,063	$182,947	$33,770	$1,598,431

(1)
Includes 2011 salary deferred into the qualified 401(k) plan and the Excess Plan, as shown below (information detailing deferrals for 2010 was included in last year's proxy statement):

Name	401(k) Employee Contributions	Excess Plan Employee Contributions	Total Employee Contributions
Zimpleman	$17,593	$72,308	$89,901
Lillis	$12,892	$21,046	$33,938
Houston	$19,423	$33,846	$53,269
McCaughan	$8,438	$0	$8,438
Sorensen	$18,481	$56,856	$73,337
(2)
Fifty percent of the long term cash performance units vested on December 31, 2010 and 50% of the award vested on December 31, 2011.

(3)
The amounts shown represent annual incentive compensation awards earned in 2011 and paid in 2012 and include the following amounts deferred into the qualified 401(k) Plan and Excess Plan:

Name	Employee Contributions on Incentive Pay
Zimpleman	$129,627
Lillis	$20,306
Houston	$43,446
McCaughan	$0
Sorensen	$3,435
(4)
Amounts represent the aggregate grant date fair value amounts for awards and options granted in the year noted. The assumptions for the valuation of stock and option awards under the FASB ASC Topic 718 for awards are included in the Summary Compensation Table as follows:

Grant Date	Exercise Price	Volatility	Expected Term	Dividend Yield	Risk-Free Interest Rate
February 26, 2008	$60.10	25.33%	6 years	1.498%	3.14%
May 19, 2008	$56.42	25.97%	6 years	1.595%	3.25%
February 24, 2009	$11.07	55.00%	6 years	4.065%	2.08%
February 23, 2010	$22.21	66.60%	6 years	2.251%	2.75%
February 28, 2011	$34.26	67.88%	6 years	1.605%	2.48%

The grant date fair value per share of each RSU or PSU granted on the same date as an option listed in the above table was equal to the exercise price reported for options granted on such date.

(5)
PSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The PSUs are eligible for dividend equivalents, and the dividend equivalents are subject to the same performance requirements as the corresponding PSUs and are only earned if the performance measures are met or exceeded. The 2009 PSUs maximum payout will not exceed 100% of target. The maximum payout for the 2010 and 2011 PSUs is 150% of the target number of PSUs. If the 2010 and 2011 PSUs are earned at the maximum payout, the grant date value of such PSUs would be as shown in the following table, and the amounts reported in the Stock Awards column, above, would be increased by the amount shown in the column to the far right of the following table.

Name	Grant Date Value of PSUs at Maximum Payout	Amount by Which Aggregate Grant Date Values Reported Would be Increased
Zimpleman	$2,699,979	$899,993
Lillis	$653,989	$217,996
Houston	$1,279,662	$426,554
McCaughan	$1,283,619	$427,873
Sorensen	$705,379	$235,126
(6)
Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and non-qualified pension plans are illustrated on page 41. Changes in these assumptions and compensation changes will impact this value annually. There are no above market earnings on deferred compensation.

(7)
All Other Compensation for the Named Executive Officers consists of Principal Life's matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan's matching contributions are also included in Principal Life's Contributions in the Non-Qualified Deferred Compensation table on page 45.

Name	401(k) Matching Contributions Made by Principal Life	Excess Plan Matching Contributions Made by Principal Life	Total
Zimpleman	$6,188	$66,544	$72,732
Lillis	$4,950	$17,977	$22,927
Houston	$6,600	$67,786	$74,386
McCaughan	$6,329	$0	$6,329
Sorensen	$6,600	$44,731	$51,331
(8)
Sum of the total dollar value of the other columns in this table.

Grants of Plan Based Awards for Fiscal Year End December 31, 2011

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Option Awards Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)
												Grant Date Fair Value of Stock and Option Awards(6)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units Awards(#)(3)
Zimpleman			N/A	$1,183,846	$7,500,000
	2/28/2011	2/28/2011				NA	52,539	78,809				$1,799,986
	2/28/2011	2/28/2011								105,915	$34.26	$1,993,320
Lillis			N/A	$288,692	$2,900,000
	2/28/2011	2/28/2011				NA	12,726	19,089				$435,993
	2/28/2011	2/28/2011								25,655	$34.26	$482,827
Houston			N/A	$584,135	$2,900,000
	2/28/2011	2/28/2011				NA	24,901	37,352				$853,108
	2/28/2011	2/28/2011								50,200	$34.26	$944,764
McCaughan			N/A	$1,272,202	$5,400,000
	2/28/2011	2/28/2011				NA	24,978	37,467				$855,746
	2/28/2011	2/28/2011								50,355	$34.26	$947,681
Sorensen			N/A	$293,313	$2,900,000
	2/28/2011	2/28/2011				NA	13,726	20,589				$470,253
	2/28/2011	2/28/2011								27,670	$34.26	$520,749

(1)
The maximum award shown is the maximum aggregate award payable under the Annual Incentive Pay Plan for the Named Executive Officers, based on the Bonus Pool. In determining the actual annual incentive award payable, the Human Resources Committee exercises negative discretion to reduce the amount payable from the maximum award determined under the Annual Incentive Pay Plan as described on pages 30-32.

(2)
These columns reflect PSUs granted on February 28, 2011. The PSUs granted in 2011 will vest, if at all, on December 31, 2013 and will pay out either if the ROE or operating income threshold performance measure is met. The maximum payout for the 2011 PSUs is 150% of the target number of PSUs.

(3)
There were no other stock awards granted in 2011.

(4)
The options vest in three equal annual installments beginning on the first anniversary of the grant date. The options are not eligible for dividend equivalents. The number of stock options awarded to each Named Executive Officer in a given year is calculated by dividing the present value of one option into the portion of the Adjusted Target Award Opportunity (50%) to be delivered in options, using the Black-Scholes model (but adjusting for the possibility that some options may be forfeited because Executives may terminate their employment prior to the options vesting).

(5)
The per-share option exercise price is the closing price of the Common Stock on the date of grant.

(6)
Represents the grant date fair value of the award at target.

Outstanding Equity Awards At Fiscal Year End December 31, 2011

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)(2)
Zimpleman(4)	04/29/2002	41,095	0	$27.48	04/29/2012
	02/25/2003	48,353	0	$27.57	02/25/2013
	02/24/2004	77,790	0	$36.30	02/24/2014
	02/28/2005	108,185	0	$39.02	02/28/2015
	02/27/2006	82,885	0	$49.25	02/27/2016
	06/01/2006	1,120	0	$54.45	06/01/2016
	02/26/2007	74,935	0	$62.63	02/26/2017
	02/26/2008	142,985	0	$60.10	02/26/2018
	02/24/2009	245,743	122,872	$11.07	02/24/2019
	02/23/2010	48,233	96,467	$22.21	02/23/2020	94,360	$2,321,250
	02/28/2011	0	105,915	$34.26	02/28/2021	54,052	$1,329,691
Lillis(5)	02/26/2008	7,380	0	$60.10	02/26/2018
	05/19/2008	13,505	0	$56.42	05/19/2018
	02/24/2009	25,126	12,564	$11.07	02/24/2019
	02/23/2010	11,255	22,510	$22.21	02/23/2020	19,581	$481,681
	02/28/2011	0	25,655	$34.26	02/28/2021	13,093	$322,078
Houston	02/26/2008	37,080	0	$60.10	02/26/2018
	02/24/2009	86,540	43,270	$11.07	02/24/2019	44,543	$1,095,765
	02/23/2010	24,116	48,234	$22.21	02/23/2020	35,386	$870,485
	02/28/2011	0	50,200	$34.26	02/28/2021	25,618	$630,210
McCaughan	04/29/2002	52,686	0	$27.48	04/29/2012
	02/25/2003	80,950	0	$27.57	02/25/2013
	02/24/2004	74,960	0	$36.30	02/24/2014
	02/28/2005	91,955	0	$39.02	02/28/2015
	02/27/2006	63,760	0	$49.25	02/27/2016
	02/26/2007	48,990	0	$62.63	02/26/2017
	02/26/2008	60,590	0	$60.10	02/26/2018
	02/24/2009	115,703	57,852	$11.07	02/24/2019	54,592	$1,342,972
	02/23/2010	26,455	52,910	$22.21	02/23/2020	50,801	$1,249,700
	02/28/2011	0	50,355	$34.26	02/28/2021	25,698	$632,159
Sorensen	02/26/2008	28,900	0	$60.10	02/26/2018
	02/24/2009	63,073	31,537	$11.07	02/24/2019
	02/23/2010	14,470	28,940	$22.21	02/23/2020	24,298	$597,732
	02/28/2011	0	27,670	$34.26	02/28/2021	14,121	$347,386

(1)
All options vest in three equal installments on the first, second and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Executive's death, disability or retirement, or upon the occurrence of a Change of Control.

(2)
Assumes a stock price of $24.60 per share, which was the closing price of a share of Common Stock on the last trading day of the year, December 30, 2011, reported for the New York Stock Exchange-Composite Transactions.

(3)
The PSUs granted in 2010 will vest on December 31, 2012 and will pay out if either the ROE or operating income threshold performance measure is met. The PSUs granted in 2011 will vest on December 31, 2013 and will pay out if either the ROE or operating income threshold performance measure is met.

(4)
Mr. Zimpleman received additional options on June 1, 2006, when he was promoted to President and Chief Operating Officer.

(5)
Mr. Lillis received additional options on May 19, 2008, in connection with his promotion to CFO.

        Executives may defer PSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the Non-Equity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess Plan.

Option Exercises and Stock Vesting

        The following table provides information concerning the exercise of stock options and the vesting of RSUs and PSUs during calendar year 2011 for each Named Executive Officer on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Zimpleman	0	$0	89,848	$2,467,229
Lillis	0	$0	8,530	$234,240
Houston	0	$0	31,640	$868,847
McCaughan	26,344	$60,459	42,303	$1,161,654
Sorensen	0	$0	23,061	$633,256

(1)
Represents the difference between the market price of the underlying shares of Common Stock on the date of exercise and the exercise price of the exercised option.

(2)
Represents the market value of PSUs granted in 2009 that settled on February 27, 2012 at $27.46 upon Committee approval of the final performance modifier of 100%.

Pension Benefits

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit at Normal Retirement Age(2)	Payments During Last Fiscal Year
Zimpleman	Qualified pension	38	$1,589,961	$0
	DBNQ	38	$11,287,861	$0
Lillis	Qualified pension	29	$1,390,121	$0
	DBNQ	29	$1,729,538	$0
Houston	Qualified pension	27	$447,551	$0
	DBNQ	27	$1,242,920	$0
McCaughan	Qualified pension	7	$166,036	$0
	DBNQ	7	$1,371,898	$0
Sorensen (3)	Qualified pension	13	$542,250	$0
	DBNQ	13	$109,831	$0

(1)
As of December 31, 2011.

(2)
Benefit calculations have been made using the following assumptions:

•
Discount Rate: 5.65% for December 31, 2010 and 5.15% for December 31, 2011 benefits;

•
Mortality: 2010 IRS Prescribed Mortality — Static Annuitant, Male & Female for December 31, 2010 and 2011 IRS Prescribed Mortality — Static Annuitant, Male & Female for December 31, 2011, benefits;

•
Cost of living increase: 1.875% for both December 31, 2010, and December 31, 2011, benefits;

•
No disability;

•
Retirement age of 62 for Messrs. Zimpleman and Lillis, who could retire at that age and receive unreduced benefits under the terms of the plans. Retirement age of 65 for Houston, as he will not have unreduced benefits prior to that point. December 31, 2011 was used for Mr. Sorensen as he is already over age 65. Current cash balance account for Mr. McCaughan;

•
A spouse 3 years younger; and

•
Cash balance interest crediting rate of 5.5% for December 31, 2010 and for December 31, 2011.

(3)
Mr. Sorensen's DBNQ benefit reflects his accruals since distributions occurred in 2009 and 2010 pursuant to the terms of the plan. The remainder is not payable until six months after his retirement date (February 29, 2012).

 Retirement Plan Information

        Principal Life has a qualified defined benefit retirement plan ("DB Plan") and a DBNQ. The DB Plan vests after three years of service. The DBNQ vests at the later of one year of plan participation or three years of service. The DBNQ is intended to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on qualified pension plans. The DB Plan and DBNQ are coordinated and together are designed to target a replacement ratio of approximately 65% of average cash compensation, less Social Security benefits. On January 1, 2002, Principal Life amended the DB Plan and NQDB to include a cash balance pension formula. The impact of these changes is:

  •
  Employees hired before January 1, 2002, will receive the greater of the benefit based on (i) the traditional benefit formula or (ii) the cash balance formula; and

  •
  Employees hired on and after January 1, 2002, will receive the cash balance formula.

        Effective January 1, 2006, the DB Plan and DBNQ were amended to reduce future benefit accruals under these plans for Non-Grandfathered Choice Participants(1).

        The DB plan and DBNQ formulas are illustrated below and reflect the above referenced changes.

Plan Provision	Benefit Formula for Grandfathered Choice Participants(2)
Benefit Formula — DB Plan	39.2% of Average Compensation(3) below the Integration Level(4) plus 61.25% of Average Compensation above the Integration Level.
Benefit Formula — DBNQ	The DBNQ benefit formula for employees hired before January 1, 2002, who are also Grandfathered Choice Participants is the greater of:
• 65% of the employee's Average Compensation, offset by Social Security and DB Plan benefits; or
•

The traditional or cash balance DB Plan benefit for Grandfathered Choice Participants (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

(1)
Non-Grandfathered Choice Participants are employees who were employed as of December 31, 2005, but did not satisfy the age or service requirements as of that date or employees who met the requirements but elected not to retain prior benefits.

(2)
Grandfathered Choice Participants are employees who were age 47 or older with at least ten years of service on December 31, 2005, and who elected to retain the prior benefit provisions under the DB Plan and the DBNQ and to forego receipt of the additional matching contributions offered under the 401(k) and Excess Plans.

(3)
The highest five consecutive years' total pay out of the past ten years of Pay. "Pay" is the Named Executive Officer's base salary and annual incentive bonus.

(4)
The Covered Compensation Table in the Tax Code.

Plan Provision	Benefit Formula for Grandfathered Choice Participants
Benefit Formula — Cash Balance	The Annual Pay Credits are calculated using the table below.
	Points	Annual Pay Credit
	(age + service yrs)	Contribution on all Pay(1)	Contribution on Pay above Integration Level(2)
	< 40	4.00%	2.00%
	40 – 49	5.50%	2.75%
	50 – 59	7.00%	3.50%
	60 – 69	9.00%	4.50%
	70 – 79	11.50%	5.75%
	80 or more	14.00%	7.00%
Reduction if payments start earlier than Normal Retirement Age
	The Company subsidizes early retirement if the Executive remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits.

	If the Executive retires after Early Retirement Age but before Normal Retirement Age (age 65), those benefits received by the Executive prior to age 62 are reduced to reflect payments are beginning at an earlier age. The early retirement benefits range from 75% at age 57 to 95% at age 61.

	If the Executive terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.
	Benefits receive a Cost of Living(3) adjustment after retirement benefits commence.

Plan Provision	Benefit Formula for Non-Grandfathered Choice Participants
Benefit Formula — DB Plan	35% of Average Compensation below the Integration Level plus 55% of Average Compensation above the Integration Level.
Benefit Formula — DBNQ	The DBNQ benefit formula for employees hired before January 1, 2002, who are Non-Grandfathered Choice Participants is:
•

The traditional or cash balance pension plan benefit for Non-Grandfathered Choice Participants (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

A different benefit formula was in effect until January 1, 2006, for the DB Plan and DBNQ. For employees that were active participants of the plan on December 31, 2005, their accrued benefit on any date will not be less than their accrued benefit determined as of December 31, 2005.

(1)
"Pay" is the Named Executive Officer's base salary and annual incentive bonus.

(2)
The Social Security Taxable Wage Base.

(3)
Seventy-five percent of increase in the Consumer Price Index. An average is taken for October through September and applied to the following year.

Plan Provision	Benefit Formula for Non-Grandfathered Choice Participants
Benefit Formula — Cash Balance	The Annual Pay Credits are calculated using the table below.
	Points	Annual Pay Credit
	(age + service yrs)	Contribution on all Pay	Contribution on Pay above Integration Level
	< 40	3.00%	1.50%
	40 – 59	4.00%	2.00%
	60 – 79	5.50%	2.75%
	80 or more	7.00%	3.50%
Reduction if payments start earlier than Normal Retirement Age
	The Company subsidizes early retirement if the Executive remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits. The subsidy is less for benefits accrued after December 31, 2005.

	If the Executive retires after Early Retirement Age but before Normal Retirement Age (age 65), those benefits received by the Executive prior to age 62 are reduced to reflect payments are beginning at an earlier age. The early retirement benefits range from 75% at age 57 to 95% at age 61 (and 97% at age 64 for benefits earned after December 31, 2005).

	If the Executive terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.
	Benefits accrued as of December 31, 2005 receive a Cost of Living adjustment after retirement benefits commence.

        Messrs. Zimpleman and Lillis are Grandfathered Choice Participants. Messrs. Houston and Sorensen are Non-Grandfathered Choice Participants, and will receive the greater of the cash balance benefit or the traditional benefit formula. Prior to January 1, 2010, Mr. McCaughan accrued benefits under the Non-Grandfathered Choice Participants cash balance formula.

Distributions

        Participants receive an annuity under the traditional benefit formula in the DB Plan. The earliest this benefit may be received is at age 57 with ten years of service. The qualified cash balance benefit formula in the DB Plan allows for benefits in the form of an annuity or as a lump sum (payable immediately upon termination/retirement or deferred to a later date).

        DBNQ benefits may be paid as a lump sum at termination/retirement, or as an annuity at the later of age 57 or termination/retirement. All benefit payments for specified employees, including the Named Executive Officers, will be made no earlier than six months after termination, as required by Section 409A of the Tax Code. Distributions may also be allowed at death or a change of control. For participants in the plan prior to January 1, 2010, a mandatory payment occurs at age 65, and these participants could elect for benefits to be paid to them on a date they specified between age 60 and 65.

Non-Qualified Deferred Compensation

Name	Executive Contributions in last Fiscal Year ($)(1)	Principal Life Contributions in last Fiscal Year ($)(2)	Aggregate Earnings in last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last Fiscal Year End ($)(4)
Zimpleman	$221,812	$66,544	$(106,225)	$0	$1,831,187
Lillis	$35,955	$17,977	$(4,591)	$0	$264,389
Houston	$90,382	$67,786	$(2,900)	$0	$902,562
McCaughan	$0	$0	$(301,933)	$0	$1,776,608
Sorensen(3)	$111,827	$44,730	$(11,029)	$0	$198,290

(1)
The amounts shown as "Executive Contributions" have either been included in the Salary column of the Summary Compensation Table on page 37 or represent annual incentive payment deferrals earned in 2010 and credited to the Executives' accounts during 2011.

(2)
The amounts shown as "Principal Life Contributions" are included in the "All Other Compensation Column" of the Summary Compensation table on page 37.

(3)
Mr. Sorensen received his age 65 lump sum distribution from the Plan in the amount of $127,190 on 7-17-2010, and he received a lump sum distribution of $880,734.39 on August 1, 2009, due to a fixed date election.

(4)
The end of year 2011 aggregate balances include the following deferrals and matching contributions from years prior to 2011:

Name	Employee Deferral Prior To 1/1/2011	Principal Life Match Prior To 1/1/2011	Total
Zimpleman	$1,195,190	$284,805	$1,479,995
Lillis	$111,112	$50,922	$162,034
Houston	$386,649	$208,817	$595,466
McCaughan	$998,343	$581,568	$1,579,911
Sorensen	$33,750	$13,500	$47,250

Qualified 401(k) Plan and Excess Plan

        The qualified 401(k) plan allows employees to defer one to 15% of base salary (one to 100% if not contributing to the Excess Plan) and one to 100% of awards under the Annual Incentive Plan or PrinPay Plan up to the limits imposed by the Tax Code. Principal Life provides matching cash contributions of (i) 50% of deferrals, up to a maximum deferral of six percent of the employee's pay (base salary and annual bonus) for Grandfathered Choice Participants and (ii) 75% of deferrals, up to a maximum of eight percent of the employee's pay (base salary and annual bonus) for all other participants.

        The qualified 401(k) plan offers 20 investment options (including the Company's Common Stock) and investment return is based on the participant's investment direction. Distributions from the plan are allowed at various times including at termination of employment, death and disability. Vesting in the qualified plan is a three-year cliff schedule.

        The Excess Plan allows for deferral of one to 15% of base salary and deferral of one to 100% of awards under the Annual Incentive Plan or PrinPay Plan. Principal Life provides matching cash contributions identical to those in the 401(k) Plan, without regard to the limitations on such contributions imposed under the Tax Code. Plan participants can direct their investments and the participants' investment returns are based on their investment selections. Deferrals and matching contributions in the Excess Plan are immediately vested. Distributions from the Excess Plan are allowed at various times, including termination of employment, death, specified date, change of control, mandatory distribution at age 65 and in the event of an unforeseeable emergency.

        The following funds are the investment options available to all participants in the Excess Plan:

Investment Option	1 Year Rate Of Return (12/31/2011)
Principal LargeCape Value III Inst Fund	5.51%
Principal LargeCap Value Inst Fund	1.39%
Principal LargeCap S&P 500 Index Inst Fund	2.00%
Principal LargeCap Growth Inst Fund	-4.33%
Principal LargeCap Growth I Inst Fund	-.31%
Principal MidCap Blend Inst Fund	8.02%
Principal MidCap Growth III Inst Fund	-4.42%
Principal SmallCap Value II Inst Fund	-5.77%
Principal SmallCap S&P 600 Index Inst Fund	.72%
Principal Small Cap Growth I Inst. Fund	.54%
Principal Real Estate Securities Inst Fund	9.25%
Principal International Emerging Markets Inst Fund	-17.65%
Principal Diversified International Inst Fund	-11.18%
Principal LifeTime Strategic Income Inst Fund	3.56%
Principal LifeTime 2010 Inst Fund	1.16%
Principal LifeTime 2020 Inst Fund	-1.11%
Principal LifeTime 2030 Inst Fund	-2.23%
Principal LifeTime 2040 Inst Fund	-3.38%
Principal LifeTime 2050 Inst Fund	-4.02%
Principal Money Market Inst Fund	0%
Principal Bond & Mortgage Securities Inst Fund	6.82%
Principal Inflation Protection Inst. Fund	12.36%
Principal Government & High Quality Bond Inst Fund	6.14%
Principal Financial Group, Inc. Employer Stock Fund	-22.30%

Payments Upon Termination

Employment Agreement

        The Company has an employment agreement dated May 1, 2008, with Mr. Zimpleman for his service as the Company's CEO. The employment agreement had an initial term through May 1, 2011, and the term of the agreement automatically extends to create a new one-year term unless either Mr. Zimpleman or the Company notifies the other of the intention not to extend the agreement. Mr. Zimpleman is entitled to benefits if his employment involuntarily terminates under certain circumstances other than upon a Change of Control. The severance provisions were based on market practice, and did not impact the decisions made regarding other components of his compensation.

Severance Plans

        Messrs. Houston, and Lillis are, and prior to his retirement, Mr. Sorensen was, eligible for severance under the Company's severance plan if they are terminated as a result of lay-offs, position elimination or similar reasons. Executives do not receive severance benefits if they take a comparable job with Principal Life, fail to sign a release of claims against Principal Life, and/or other specified reasons. The benefit payable under the severance plan is the greater of one week of base salary for each year of service with Principal Life or two weeks of base salary for each $10,000 of annual base salary (rounded to the nearest $10,000). The severance plan has a minimum benefit of six weeks and a maximum benefit of 52 weeks of base pay, and also provides for three months of reimbursement of premium for continuation of medical, dental and vision insurance under the Retiree plan if the Executive is eligible to retire or COBRA if the Executive is not eligible to retire. In circumstances in which the severance plan does not apply, the Human Resources Committee would determine whether any severance benefits would be paid to Messrs. Houston, Lillis and Sorensen.

        An agreement made with Mr. McCaughan when he was hired provides that if he is terminated without "Cause", as that term is defined in the Change of Control Employment Agreements (see below), he will be paid (i) one year's base compensation and one year's annual bonus at target, and (ii) all other accrued entitlements, in accordance with the terms of the relevant plan.

        Pursuant to Mr. Zimpleman's employment agreement, the lump sum severance amount is two times the sum of his annual base salary and target annual bonus.

        The following table illustrates the severance or contractual benefits that the Named Executive Officers would have received had they qualified for such benefits on December 31, 2011.

Name	Severance	Outplacement Services	COBRA Reimbursement	Total
Zimpleman	$4,500,000	$10,000	$2,537	$4,512,537
Lillis	$436,000	$10,500	$1,394	$447,894
Houston	$525,000	$10,500	$3,945	$539,445
McCaughan	$1,996,750	$10,500	$2,439	$2,009,689
Sorensen	$470,250	$10,500	$2,503	$483,253

Change of Control Employment Agreements

        The Company entered into Change of Control Employment Agreements in 2010 with each of the Named Executive Officers, which replaced prior agreements. These Agreements have a term of two years and will automatically renew for successive one-year periods unless the Company provides a notice electing not to extend the term. If during the term of these agreements a "Pre-Change of Control Event" or a "Change of Control" occurs, the term of the agreements will extend until the second anniversary of a Change of Control. These agreements provide that if payments upon termination of employment related to a Change of Control would be subjected to the excise tax imposed by Section 4999 of the Code, and if reducing the amount of the payments would result in greater benefits to the Executive (after taking into consideration the payment of all income and excise taxes that would be owed as a result of the Change of Control payments), the Company will reduce the Change in Control payments by the amount necessary to maximize the benefits received by the Executive Officer, determined on an after tax basis. In addition to the benefit of having to make fewer payments, if the benefits payable to any of the Named Executive Officers are reduced, all of the payments will be eligible to be deducted by the Company for federal income tax purposes.

        The severance and other benefits provided under these agreements will be available to covered Executives upon a Change of Control if their employment is terminated following or in connection with a Pre-Change of Control Event, or if any third party ends or adversely changes the terms and conditions of the Executive's employment. For an Executive termination prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs. Under these Agreements, a "Pre-Change of Control Event" means:

  •
  An offer that would result in a third party owning 40% or more of the Company's voting securities;

  •
  A proxy solicitation or contest for the election of one or more members of the Company's Board; or

  •
  An agreement that would result in a Change of Control.

        Under these Agreements, a Change of Control means:

  •
  Any person becoming an owner of 40% or more of the Company's Common Stock;

  •
  Directors on the Board on the date of the Agreements (or those thereafter nominated for election, or elected to replace such Directors by certain incumbent Directors) are no longer a majority of the Board;

  •
  A merger, reorganization, consolidation or similar transaction in which the shareholders of the Company do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

  •
  Approval by the shareholders of the Company of a sale of its assets or a plan of liquidation.

        These Agreements also provide:

  •
  That the Executives receive specified salary, annual incentive compensation and benefits for two years following a Change of Control if the Executive's employment continues after the Change of Control;

  •
  That if the successor to the Company agrees to issue equity to replace the equity awards the Executives received from the Company, the Executive's outstanding equity awards will continue or will become equity related to the common stock of the successor company ("Successor"). Any outstanding performance-based equity awards will be converted into time-vesting restricted stock or RSUs for Company stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Human Resources Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;

  •
  For severance and other benefits if the Executive's employment is terminated without "Cause" or by the Executive voluntarily for "Good Reason." Termination without cause or by the Executive for good reason is referred to as a "qualifying termination;" and

  •
  That the Executive will vest in all benefits previously accrued under the DBNQ and Excess Plans, and these benefits will be paid in accordance with these plans.

        The benefits the Executive receives upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the DBNQ, according to change of control distribution elections on file for these plans.

        For purposes of the Agreements, "Good Reason" means negative changes in the terms and conditions of the Executive's employment, consisting of:

  •
  Failure to pay base salary or any required increase in salary;

  •
  Failure to pay the annual bonus or a reduction in annual bonus opportunity;

  •
  Material adverse change in position, authority or duties;

  •
  Material reduction in the aggregate compensation and benefits;

  •
  Relocation to any office or location other than where the Executive worked before the Change of Control;

  •
  Any material breach of the Change of Control Employment Agreement;

  •
  Any purported termination the Company claims is for Cause, but fails to satisfy the requirements for a Cause termination; or

  •
  The failure of the successor to be bound by the Agreements.

        "Cause" means any one or more of the following:

  •
  Commission of certain crimes;

  •
  The Executive's misconduct or habitual neglect of duties; or

  •
  The Executive's willful or intentional breach of the Executive's Change of Control Agreement.

        The benefits to be paid or provided under the Agreements if termination occurs for Good Reason or without Cause consist of:

  •
  Lump-sum severance benefits equal to two times the sum of the annual base salary and target annual bonus.

  •
  Immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, PSAs, PSUs, performance units, RSUs and deferred stock units;

  •
  A pro-rated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control; and

  •
  The reimbursement for legal fees and other related expenses to enforce the Agreements.

        In addition, until the third anniversary of the date of the Executive's termination (the second anniversary for Mr. Lillis), the Executive and his eligible family members will receive medical, prescription drug, dental, vision, group term life insurance, and accidental death and dismemberment coverages comparable to those received by Executives whose employment continues.

        Pursuant to these Agreements, Mr. Zimpleman has agreed that for 18 months, and the other Named Executive Officers for one year, following a termination of employment that results in the Executive receiving the severance benefits described above, the Executive will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates and subsidiaries with their employees or customers.

 Potential Payments Upon Termination Related to a Change of Control

        The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control:

        The calculations assume:

  •
  termination occurred on December 31, 2011;

  •
  per share price of the Company's Common Stock was $24.60, which was the closing price as of December 30, 2011, the last trading day of the year.

	Zimpleman	Lillis	Houston	McCaughan	Sorensen
Cash Severance(1)	$4,500,000	$1,526,000	$2,362,500	$3,993,500	$1,598,850
Spread on Previously Unvested Options	$1,893,014	$223,790	$700,722	$909,192	$495,862
Value of Previously Unvested Restricted Stock and Performance Shares(2)	$3,650,941	$803,749	$2,596,460	$3,224,831	$945,118
Benefits Continuation(3)	$40,286	$24,101	$53,367	$55,918	$37,871
Accelerated Pension Benefit(4)	$0	$0	$0	$0	$0
Total Termination Benefits (before taxes)	$10,084,241	$2,577,640	$5,713,049	$8,183,441	$3,077,701

(1)
Cash severance equals two times the sum of base salary and target annual bonus. In addition, the Executives would be entitled to a pro-rata bonus for the year of termination.

(2)
Equals the full value of unvested restricted shares and unearned performance shares as of December 31, 2011, where vesting would be accelerated, at a stock price of $xxx. Performance shares granted in 2009 are valued using 0% of the target number of shares, based on our performance-to-date as of December 31, 2011. Performance shares granted in 2010 and 2011 are valued at target, based on our performance-to-date as of December 31, 2010.

(3)
Includes the estimated cost of continued medical, dental, vision, and life insurance coverage for three years after the Executive's termination and outplacement services, except for Mr. Lillis, who would receive these benefits for two years.

(4)
Represents the lump-sum present value of the accelerated vesting of unvested retirement benefits.

PROPOSAL THREE — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        Say on pay votes will be held annually until the next vote on the frequency of this advisory vote is conducted in 2017, or until the Board determines that a different frequency would be in the best interests of the Company's shareholders.

        The Company's Executive compensation program is designed to reward Executives who contribute to the achievement of the Company's business objectives and attract, retain and motivate talented Executives to perform at the highest level and contribute significantly to the Company's success. The program is designed to tie the delivery of Executive compensation to the achievement of the Company's long and short term financial and strategic goals and to align the interests of Executives and shareholders. The purposes and objectives of, and the rationale behind, the Company's compensation program are described in significant detail in the Compensation Discussion and Analysis, starting on page 23. Of particular note are the following policies and practices aligned with recognized corporate governance best practice:

  •
  Our executive compensation is, in large measure, highly variable and directly linked to our short term and long term financial and strategic goals and the performance of the Company's stock price over time. For example, there was no payout for the 2007 - 2009 and 2008 - 2010 performance share cycles because the performance measures were not met.

  •
  Executives receive a significant portion of total compensation opportunity in the form of equity based long term incentives and are required to own stock in the Company to ensure their interests are aligned with the shareholders' interests and long term performance of the Company.

  •
  The Company prohibits all employees, including Executive Officers, from purchasing any Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options.

  •
  The Company has a compensation recovery policy to recover incentive compensation paid to Executive Officers if the amount of the compensation was based on achievement of financial results that were subsequently restated, if, in the opinion of the Committee, the Executive Officer engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and that the amount of the Executive Officer's incentive compensation or equity award would have been lower had the financial results been properly reported.

  •
  In 2010, we entered into new Change of Control Agreements with Executives, with reduced benefits, including elimination of excise tax gross ups.

  •
  We do not provide perquisites to Executives that are not offered to all employees, with the exception of one physical examination per year, and we do not provide income tax gross ups for that perquisite.

  •
  Our programs are designed to be financially efficient from tax, accounting, cash flow and share dilution perspectives. We make efforts to ensure tax deductibility of all compensation to the extent practicable.

        Shareholders are being asked to vote on the Company's compensation policies and procedures for the Named Executive Officers, as described in the Compensation Discussion and Analysis and the compensation tables and the accompanying narratives in this Proxy Statement.

        This vote is not intended to address any specific item of compensation, but the Company's overall compensation related to our Named Executive Officers. Because your vote is advisory, it will not be binding on the Board and will not overrule any decision by the Board or require the Board to take any action. However, the Human Resources Committee, which is responsible for designing and administering the Company's executive compensation program, values shareholder opinions and will consider the outcome of the vote when making future compensation decisions for the Named Executive Officers.

        This proposal, commonly known as a "say on pay" proposal, gives shareholders the opportunity to vote on an advisory, non-binding basis to approve the compensation of our Named Executive Officers as disclosed in this proxy statement pursuant to SEC rules through the following resolution:

        RESOLVED that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

The Board of Directors recommends that shareholders vote "For" this resolution.

PROPOSAL FOUR — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

        Subject to shareholder ratification, the Audit Committee has appointed the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012. The Company or Principal Life has used Ernst & Young LLP as its independent registered public accountants for several years. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, the Audit Committee will consider the matter of the appointment of the independent registered public accountants.

        RESOLVED, that the appointment of Ernst & Young, LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2012 be ratified.

The Board of Directors recommends that shareholders vote "for" this resolution.

        Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of the Company's 2011 consolidated financial statements.

Audit Fees

        The aggregate fees billed by the Company's independent registered public accounting firm in 2011 and 2010 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company's independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $7,362,000 in 2011 and $6,632,000 in 2010.

Audit-Related Fees

        The aggregate fees billed by the Company's independent registered public accounting firm in 2011 and 2010 for professional services rendered in connection with audit-related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation, were approximately $1,185,000 in 2011 and $1,111,000 in 2010.

Tax Fees

        The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection with tax services consisting of tax consultations and compliance totaled approximately $409,000 in 2011and $34,000 in 2010. Tax compliance generally involves preparation, assistance or attestation related to tax filings in various domestic and non-domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and compliance with new tax-related regulations.

All Other Fees

        The aggregate fees billed by the Company's independent registered public accounting firm for professional services rendered in connection other services primarily consisted of an enterprise risk management evaluation, a construction cost evaluation and for software licensing, totaled approximately $275,800 in 2011 and $10,000 in 2010.

        The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company's independent registered public accountant proposes to provide to the Company, its majority-owned subsidiaries, employee benefit plans or affiliates. The policy also calls for the Committee to preapprove any audit service any independent auditor proposes to provide to these entities. The purpose of the policy is to assure that the provision of such services does not impair any auditor's independence. Pursuant to the policy, each quarter Company management presents to the Committee for preapproval a detailed description of each service for which preapproval is sought and a range of fees for each service. The policy accords the Audit Committee Chair authority to preapprove changes to any range of fees applicable to services previously approved by the Audit Committee. The Audit Committee Chair may also preapprove services and a range of fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non-audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant's independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.

        The Audit Committee did not approve the services described above under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees" by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise indicated below, the following table shows, as of March 5, 2012, beneficial ownership of shares of Common Stock by (i) the only shareholder known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all current Directors and executive officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, for the shares set forth opposite his or her name.

Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Nippon Life Insurance Company(2) 3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan	18,137,000	5.67%
Betsy J. Bernard	[ ]	*
Jocelyn Carter-Miller	[ ]	*
Gary E. Costley	[ ]	*
Michael T. Dan	[ ]	*
Dennis H. Ferro	[ ]
C. Daniel Gelatt(3)	[ ]	*
Sandra L. Helton	[ ]	*
Richard L. Keyser	[ ]	*
Luca Maestri	[ ]	*
Arjun K. Mathrani	[ ]	*
Elizabeth E. Tallett	[ ]	*
Daniel J. Houston(4)	[ ]	*
Terrance J. Lillis(4)	[ ]	*
James P. McCaughan	[ ]	*
Norman R. Sorensen(4)	[ ]
Larry D. Zimpleman	[ ]	*
All Directors and Executive Officers as a group (22 persons)	[ ]	[ ]	%

*
The number of shares represents less than one percent of the number of shares of Common Stock outstanding.

(1)
Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 4, 2012 pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Ms. Bernard, [           ]; Ms. Carter-Miller, [           ]; Dr. Costley, [           ]; Mr. Dan, [           ]; Mr. Ferro, 0; Dr. Gelatt, [           ]; Ms. Helton, [           ]; Mr. Keyser, [           ]; Mr. Maestri, ; Mr. Mathrani, [           ]; Ms. Tallett, [           ]; Mr. Houston, [           ]; Mr. Lillis, [           ]; Mr. McCaughan, [           ]; Mr. Sorensen, [           ]; Mr. Zimpleman, [           ]; and all other executive officers as a group, [           ].

(2)
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2009, which provided information as of February 21, 2009. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares.

(3)
Includes 301,506 shares held by Gingko LLC of which Dr. Gelatt is a controlling shareholder, director and executive officer.

(4)
Includes the following shares held in the Demutualization separate account for the benefit of each person indicated, as to which none of such persons has voting power: Mr. Houston, [           ]; Mr. Lillis, [           ]; and Mr. Sorensen, [           ].

        In addition to beneficial ownership of Common Stock, the Company's Directors and executive officers also hold different forms of "stock units" that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as Common Stock. These units include shares that may be acquired after May 4, 2012 pursuant to previously awarded stock options, RSUs, performance share units and non-transferable accounting-entry units such as phantom stock units issued pursuant to Company stock-based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of Common Stock.

        See "Directors' Compensation" on pages 20-22 for a discussion of the options and RSUs granted to Directors under the Principal Financial Group, Inc. 2005 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. See "Compensation Discussion and Analysis" beginning on page 23 for a discussion of the performance units credited to officers who defer receipt of awards under a long term performance plan, the options and RSUs granted under the 2010 Stock Incentive Plan, and phantom stock units credited to officers that defer salary into an employer stock fund available under the Excess Plan.

        As of March 5, 2012, the Directors and Executive Officers named in the security ownership table hold a pecuniary interest in the following number of units: Ms. Bernard, [           ]; Ms. Carter-Miller, [           ]; Dr. Costley, [           ] ; Mr. Dan, [           ]; Mr. Ferro, [           ]; Dr. Gelatt, [           ]; Mr. Griswell, [           ]; Ms. Helton, [           ]; Mr. Kerr, [           ]; Mr. Keyser, [           ]; Mr. Mathrani, [           ]; Ms. Tallett, [           ]; Mr. Houston, [           ]; Mr. Lillis, [           ]; Mr. McCaughan, [           ]; Mr. Sorensen, [           ]; and Mr. Zimpleman, [           ].

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange reports of ownership of the Company's securities and changes in reported ownership. Executive Officers, Directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2011, the Company's Executive Officers, Directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

APPENDIX A
PROPOSED AMENDED ARTICLES V and IX OF THE COMPANY'S AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING
REQUIREMENTS EXPLAINED IN PROPOSAL TWO
(matter to be deleted is stricken; matter to be added is underlined)
BOARD OF DIRECTORS;
MANAGEMENT OF THE CORPORATION

  Section 1.    Classified Board.    The Directors of the Corporation, subject to the rights of the holders of shares of any class or series of Preferred Stock, shall be classified with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the By-laws of the Corporation, one class ("Class I") whose initial term expires at the 2002 annual meeting of stockholders, another class ("Class II") whose initial term expires at the 2003 annual meeting of stockholders, and another class ("Class III") whose initial term expires at the 2004 annual meeting of stockholders, with each class to hold office until its successors are elected and qualified. At each annual meeting of stockholders of the Corporation, the date of which will be fixed pursuant to the By-Laws of the Corporation, and subject to the rights of the holders of shares of any class or series of Preferred Stock, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

  Section 2.    Director Discretion.    In determining what he or she reasonably believes to be in the best interests of the Corporation in the performance of his or her duties as a director, a Director may consider, to the extent permitted by law, both in the consideration of tender and exchange offers, mergers, consolidations and sales of all or substantially all of the Corporation's assets and otherwise, such factors as the Board of Directors determines to be relevant, including without limitation:

  (a)
  the interests of the policyholders of the Corporation's subsidiaries;

  (b)
  the long-term and short-term interests of the Corporation and its stockholders, including the possibility that the interests may be best served by the continued independence of the Corporation;

  (c)
  whether the proposed transaction might violate state or federal laws;

  (d)
  if applicable, not only the consideration being offered in a proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

  (e)
  the interests of the Corporation's employees, suppliers, creditors and customers, the economy of the state, region and nation, and community and societal considerations.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and to engage in such legal proceedings as the Board of Directors may determine.

  Section 3.    Management of Business.    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its Directors and stockholders:

  (a)
  Subject to the rights of any holders of any series of Preferred Stock, if any, to elect additional Directors under specified circumstances, the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors may remove any Director or the entire Board of Directors, but only for cause.

  (b)
  Vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause and newly created Directorships resulting from any increase in the authorized number of Directors shall be filled in the manner provided in the By-Laws of the Corporation.

  (c)
  Advance notice of nominations for the election of Directors shall be given in the manner and to the extent provided in the By-Laws of the Corporation.

  (d)
  The election of Directors may be conducted in any manner approved by the Board of Directors at the time when the election is held and need not be by written ballot.

  (e)
  All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Amended and Restated Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

  (f)
  The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Amended and Restated Certificate of Incorporation otherwise provide. In addition to any requirements of law and any other provision of this Amended and Restated Certificate of Incorporation, the stockholders of the Corporation may adopt, amend, alter or repeal any provision of the By-Laws upon the affirmative vote of the holders of ~~three fourths (3/4) or more~~ a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors.

ARTICLE IX
AMENDMENT

        The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or Directors (in the present form of this Amended and Restated Certificate of Incorporation or as hereinafter amended) are granted subject to this reservation; provided, however, that any amendment or repeal of Article VI of this Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal; and, provided, further, that Articles V, VI, VII, VIII or IX of this Amended and Restated Certificate of Incorporation shall not be amended, altered or repealed without the affirmative vote of the holders of at least ~~three fourths (3/4)~~ a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote generally in the election of Directors.

APPENDIX B

        2010 McLagan Investment Management Survey Participants

AllianceBernstein L.P.
Allianz Global Investors
Babson Capital Management LLC
BlackRock Financial Management, Inc.
BNY Mellon Cash Investment
    Strategies
Capital Group Companies, Inc., The
Charles Schwab Investment
    Management, Inc.
Delaware Investments
Deutsche Asset Management
Dimensional Fund Advisors Inc.
Eaton Vance Corporation
Edward Jones
Federated Investors, Inc.
Fidelity Investments
GE Asset Management Inc.
Goldman Sachs Asset Management
Invesco Plc
Janus Capital Group
JPMorgan Asset Management
Loomis, Sayles & Company, L.P.
Mellon Capital Management
MFS Investment Management
Morgan Stanley Investment
    Management
Natixis Global Asset Management, L.P.
Neuberger Berman Group
Nuveen Investments
Old Mutual Asset Management
Oppenheimer Funds, Inc.
PIMCO Advisors, L.P.
Principal Global Investors
Putnam Investments
Pyramis Global Advisors
RiverSource Invest. Advisors, LLC
Russell Investments
State Street Global Advisors
T. Rowe Price Associates, Inc.
TD Ameritrade
Trust Company of the West
UBS Global Asset Management
Vanguard Group, Inc., The
Wellington Management Co., LLP
Western Asset Management Co.

        Towers Watson Diversified Insurance Study of Executive Compensation Participants

Aegon
AFLAC
AIG
Allstate
American United Life
AXA Group
CIGNA
CNO Financial
Glenworth Financial
Guardian Life
Hartford Financial
ING
John Hancock
Lincoln Financial
Massachusetts Mutual
MetLife
Nationwide
New York Life
Northwestern Mutual
Pacific Life
Phoenix Companies
Principal Financial
Prudential Financial
Securian Financial
Sun Life Financial
Thrivent Financial
TIAA-CREF
Unum Group
USAA

        Towers Watson Financial Services Executive Compensation Participants

AAA Northern California, Utah &
    Nevada
Acuity
AEGON
AFLAC
AIG
AIPSO
Allstate
American Express
American Family Insurance
American National Bank
American National Bank of TX
American United Life
Ameriprise Financial
Ameritrade
Anchor Bank N.A.
Associated Banc-Corp
Aurora Loan Services
Aviva
AXA Group
Bank of America
Bank of Hawaii
Bank of Montreal
Bank of the West
BB&T
BBVA
Blue Cross Blue Shield of Florida
Blue Cross Blue Shield of Louisiana
BMW Financial Services
Boeing Employees Credit Union
BOK Financial
Bremer Financial
Capital One Financial
Central Insurance Co.
CIGNA
CIT Group
Citi North American Operations &
    Technology
Citizens Banking Corporation
Citizens Property Insurance
City National Bank
CNA
CNO Financial
Comerica
Commerce Bancshares
Cullen Frost Bankers
CUNA Mutual
Deere & Company
Eastern Bank
eBay
Elevators Credit Union
Equifax
Equity Office Properties
Erie Insurance
ESL Federal Credit Union
Euroclear
EverBank
Farm Credit Bank of Texas
Farmers Group
Federal Home Loan Bank of Atlanta
Federal Home Loan Bank of Chicago
Federal Home Loan Bank of Pittsburgh
Federal Home Loan Bank of
    San Francisco
Federal Reserve Bank of Atlanta
Federal Reserve Bank of Chicago
Federal Reserve Bank of Dallas
Federal Reserve Bank of St. Louis
Fidelity Investments
Fifth Third Bancorp
FINRA
First Banks Inc.
First Citizens Bank
First Federal S&L Association
First Horizon National
First Midwest Bancorp
Franklin Resources
Freddie Mac
Fulton Financial
Genworth Financial
Grange Life Insurance
Great-West Life Annuity
Grow Financial Federal Credit Union

Guardian Life
Hartford Financial Services
Highmark, Inc.
HSBC Holdings
Huntington Bancshares
Iberia Bank
ING
Jackson National Life
Janus Capital Group
John Hancock
Johnson Financial Group
Liberty Bank
Liberty Mutual
Lincoln Financial
Lowes
Marsh & McLennan
Massachusetts Mutual
MasterCard
MetLife
MoneyGram International
Moody's
M&T Bank
Munich re Group
Nationwide
Navy Federal Credit Union
NCCI Holdings
NCMIC
New York Life
Nordstrom
North American Savings Bank
Northern Trust
Northwest Bancorp Inc.
Northwestern Mutual
Ohio National Financial Services
OneBeacon Insurance
1st Source
Pacific Life
Penn Mutual Life
People's Bank
Phoenix Companies
PlainsCapital
PMI Group
Portfolio Recovery Associates
Principal Financial
PrivateBancorp
Progress Financial
Protective Life
Prudential Financial
QTI Human Resources
Regions Financial
RGA Reinsurance Group
Rockland Trust Company
SBLI of Massachusetts
Securian Financial Group
South Carolina Bank and Trust
Space Coast Credit Union
Star Financial Bank
State Farm Insurance
State Street
StellarOne Bank
Sterling Bancshares
Sun Life Financial
Sun National Bank
SunTrust Banks
SVB Financial
Synovus Financial Corporation
TD Bank Financial Group
Texas Mutual Insurance
Textron Financial
Thrivent Financial for Lutherans
TIAA-CREF
Travelers
Union Bank N.A.
United Bank
UnitedHealth
University FCU
Unum Group
USAA
U.S. Bancorp
Virginia Credit Union
Visa
Washington Trust Company
Webster Bank
Wellpoint
Wells Fargo
Whitney National Bank
Wright-Patt Credit Union Inc.

EE-9039-10

001CS40138 www.investorvote.com Step 1: Go to www.investorvote.com. Step 2: Follow the instructions on the screen to log in. Annual Meeting Notice 01FQ9B IMPORTANT ANNUAL MEETING INFORMATION Important Notice Regarding the Availability of Proxy Materials for the Principal Financial Group, Inc. Annual Meeting to be Held on Tuesday, May 22, 2012 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! If you want to receive a paper copy or an e-mail of these materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 11, 2012 to facilitate timely delivery. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote Step 3: Click on the icon on the right to view the current meeting materials. Step 4: Return to the investorvote.com window and make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Vote by Internet Go to www.investorvote.com Or scan the QR code with your smartphone Follow the steps outlined on the secure website 1234 5678 9012 345 C 1234567890 P F G 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK

Annual Meeting Notice Principal Financial Group, Inc.’s Annual Meeting will be held on May 22, 2012 at 711 High Street, Des Moines, Iowa, at 9:00 a.m. Central Daylight Time. The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4: 1. Election of 3 Directors 2. Elimination of supermajority voting 3. Advisory vote to approve executive compensation 4. Ratification of independent auditors PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go to www.investorvote.com, or you can request a set of proxy materials by following the instructions at the bottom of this page. If you wish to attend the Annual Meeting, please bring proof of share ownership and photo identification with you. 01FQ9B Directions to the Principal Financial Group, Inc. 2012 Annual Meeting Here's how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. P LEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Telephone – Call us free of charge at 1-866-641-4276 in the USA, US territories & Canada using a touch-tone phone. Internet – Go to www.investorvote.com. E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2012. 2012 Annual Meeting of Principal Financial Group, Inc. Shareholders Tuesday, May 22, 2012, 9:00 a.m. Central Daylight Time Auditorium 711 High Street, Des Moines, Iowa Upon arrival, please present proof of share ownership and photo identification at the registration desk. You do not need to attend the Annual Meeting to vote.

STOCKCODE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01FQ7C 1 U PX Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. C Change of Address IMPORTANT ANNUAL MEETING INFORMATION 4. Ratification of independent auditors A Election of Directors For Against Abstain 2. Elimination of supermajority voting 3. Advisory vote to approve executive compensation 01 - Richard L. Keyser 02 - Luca Maestri 03 - Elizabeth E. Tallett 1. The Board of Directors recommends a vote FOR the listed nominees. For Against B Proposals The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. Abstain Change of Address — Please print new address below. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 1 3 4 4 0 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 2012 Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 22, 2012. Vote by Internet Go to www.investorvote.com Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the annual meeting of shareholders to be held at 9:00 a.m. Central Daylight Time, May 22, 2012, in the auditorium at the corporate headquarters. The shareholder signator(s) on this form hereby appoints Joyce N. Hoffman, Terrance J. Lillis and Karen E. Shaff, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder(s) at the 2012 annual meeting of shareholders and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting. This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors recommendations. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE. Proxy — Principal Financial Group, Inc. 2012 Annual Meeting 2012 Annual Meeting of Principal Financial Group, Inc. Shareholders Tuesday, May 22, 2012, 9:00 a.m. Central Daylight Time Auditorium 711 High Street, Des Moines, Iowa Upon arrival, please show proof of share ownership and photo identification at the registration desk. You do not need to attend the Annual Meeting to vote. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

STOCKCODE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01FQCB 1 U PX Annual Meeting Voting Instruction Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION Change of Address — Please print new address below. C Change of Address A Election of Directors 01 - Richard L. Keyser 02 - Luca Maestri 03 - Elizabeth E. Tallett For Against Abstain 1. The Board of Directors recommends a vote FOR the listed nominees. 4. Ratification of independent auditors For Against Abstain 2. Elimination of supermajority voting 3. Advisory vote to approve executive compensation B Proposals The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 1 3 4 4 0 1 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Cards submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 18, 2012. Vote by Internet Go to www.investorvote.com Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

By signing this voting instruction card, you hereby authorize Northern Trust Investments, Inc., Portfolio Manager of The Principal Financial Group, Inc. Stock Separate Account, to vote as agent for Principal Life Insurance Company, in person or by proxy, all shares attributable to units credited to your plan account as of March 26, 2012, the record date, at the 2012 annual meeting of shareholders to be held on May 22, 2012 or at any adjournment or postponement thereof. Indicate how your interests are to be voted by the Portfolio Manager by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, Northern Trust will vote your interests in accordance with the Board of Directors recommendations. If you do not complete the voting instruction card, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE. Voting Instruction Card — Principal Financial Group, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

STOCKCODE Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01FQAC 1 U PX Annual Meeting Voting Instruction Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. C Change of Address IMPORTANT ANNUAL MEETING INFORMATION A Election of Directors 01 - Richard L. Keyser 02 - Luca Maestri 03 - Elizabeth E. Tallett For Against Abstain Change of Address — Please print new address below. 1. The Board of Directors recommends a vote FOR the listed nominees. 4. Ratification of independent auditors For Against Abstain 2. Elimination of supermajority voting 3. Advisory vote to approve executive compensation B Proposals The Board of Directors recommends a vote FOR Proposals 2, 3 and 4. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK 1234 5678 9012 345 1 3 4 4 0 1 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your card, you may choose one of the voting methods outlined below. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Votes submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 18, 2012. Vote by Internet Go to www.investorvote.com Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

By signing this voting instruction card, you hereby authorize Bankers Trust Company, NA of Des Moines, Iowa, the Trustee for The Principal Select Savings Plan for Employees and The Principal Select Savings Plan for Individual Field (“401(k)”), as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote in person or by proxy all shares credited to your account as of March 26, 2012, the record date, at the 2012 annual meeting of shareholders to be held on May 22, 2012 or at any adjournment or postponement thereof. Indicate how the underlying Principal Financial Group, Inc. shares allocated to your plan account are to be voted by the trustee by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, the trustee will vote your shares for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side. If you do not complete the voting instruction card, the trustee will vote your shares as the trustee determines in its discretion. SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE. Voting Instruction Card — Principal Financial Group, Inc. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.